SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported) November 20, 1998
                                                       -----------------

             PaineWebber Equity Partners Two Limited Partnership
             ---------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Virginia                       0-15705                      04-2918819
--------------------------------------------------------------------------------
(State or other jurisdiction)    (Commission                  (IRS Employer
        of incorporation          File Number)              Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118


            (Former name or address, if changed since last report)

                                   FORM 8-K
                                CURRENT REPORT

             PAINEWEBBER EQUITY PARTNERS TWO LIMITED PARTNERSHIP

ITEM 2 - Disposition of Assets

      Hacienda Business Park, Saratoga Center and Gibraltar Center Office Buildings, Pleasanton, California

      Disposition Date - November 20, 1998

      On November 20, 1998, Hacienda Park Associates, a joint venture in which PaineWebber Equity Partners Two Limited Partnership ("the Partnership") has an interest, sold the Hacienda Business Park property located in Pleasanton, California, to an unrelated third party for $25 million. The Hacienda Park property consisted of one building known as Saratoga Center and two attached buildings known as Gibraltar Center. The Partnership received net proceeds of approximately $20,861,000 after deducting closing costs of approximately $278,000, net closing proration adjustments of approximately $89,000, the repayment of the existing first mortgage note of approximately $3,769,000 and accrued interest of approximately $3,000. As a result of the sale of the Hacienda Park property, the Partnership will make a special distribution totalling approximately $19,492,000, or $145 per original $1,000 investment, on December 4, 1998. Approximately $1,370,000 of the total net proceeds from the sale of the Hacienda Park property has been added to the Partnership's cash reserves for potential investment in 625 North Michigan Avenue because of the recently approved retail development rights for this property. With the sale of Hacienda Business Park, the sale of The Gables Apartments on July 2, 1998, the near-term planned sales of the Asbury Commons Apartments, West Ashley Shoppes and Gateway Plaza Shopping Center, and the resulting reduction in distributable cash flow to be received by the Partnership, the payment of a regular quarterly distribution will be discontinued beginning with the quarter ending March 31, 1999. A final regular quarterly distribution of $2.21 per original $1,000 investment will be made on February 15, 1999 for the quarter ending December 31, 1998.

      Given the current strength of the local Pleasanton market conditions, during the quarter ended June 30, 1998 management interviewed potential real estate brokers and selected a national real estate firm that is a leading seller of R&D/office properties to market Hacienda Park for sale. A marketing package was subsequently finalized, and comprehensive sales efforts began in June. As a result of those efforts, several offers were received. After completing an evaluation of these offers and the relative strength of the prospective purchasers, the Partnership selected an offer. A purchase and sale agreement was signed on September 21, 1998 with an unrelated third-party prospective buyer and a non-refundable deposit of $1,500,000 was made on October 21, 1998. The prospective buyer completed its due diligence work in early November and closed on this transaction on November 20, 1998, as described above.

ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

   (1)Joint Escrow Instructions and Purchase and Sale Agreement by and between Hacienda Park Associates and CFSC Capital Corp, LIV for the purchase of Saratoga Center, dated September 21, 1998.

   (2)Joint Escrow Instructions and Purchase and Sale Agreement by and between Hacienda Park Associates and CFSC Capital Corp, LIV for the purchase of Gibraltar Center, dated September 21, 1998.

   (3)Letter Agreement Regarding Extension of Inspection Periods by and between CFSC Capital Corp. LIV, PaineWebber Mortgage Partners Five, LP, Hacienda Park Associates and Sunol Center Associates, dated October 9, 1998.

                                    FORM 8-K

                                 CURRENT REPORT

             PAINEWEBBER EQUITY PARTNERS TWO LIMITED PARTNERSHIP



   (4)Letter Agreement Regarding Further Extension of Inspection Periods by and between CFSC Capital Corp. LIV, PaineWebber Mortgage Partners Five, LP, Hacienda Park Associates and Sunol Center Associates, dated October 14, 1998.

   (5)Letter Agreement Regarding Further Extension of Inspection Period by and between CFSC Capital Corp. LIV, and Hacienda Park Associates for the purchase of Saratoga Center, dated October 21, 1998.

   (6)Letter Agreement Regarding Further Extension of Inspection Period by and between CFSC Capital Corp. LIV, and Hacienda Park Associates for the purchase of Gibraltar Center, dated October 21, 1998.

   (7)Letter Agreement Regarding Further Extension of Closing Date by and between CFSC Capital Corp. LIV and Hacienda Park Associates for the purchase of Saratoga Center, dated November 17, 1998.

   (8)Letter Agreement Regarding Further Extension of Closing Date by and between CFSC Capital Corp. LIV Hacienda Park Associates for the purchase of Gibraltar Center, dated November 17, 1998.

   (9)Assignment and Assumption Agreement by and between CFSC Capital Corp. LIV and Crosstown Ventures II, LLC, dated November 20, 1998.

  (10)Assignment and Assumption Agreement by and between CFSC Capital Corp. LIV and CEP Gibraltar LLC, dated November 20, 1998.

  (11)Grant Deed by Hacienda Park Associates to Crosstown Ventures II, LLC, dated November 20, 998.

  (12)Bill of Sale by and from Hacienda Park Associates to Crosstown Ventures II, LLC, dated November 20, 1998.

  (13)Bill of Sale by and from Hacienda Park Associates to CEP Gibraltar LLC, dated November 20, 1998.

  (14)Assignment of Contracts and Assumption Agreement by and between Hacienda Park Associates and Crosstown Ventures II, LLC, dated November 20, 1998.

  (15)Assignment of Contracts and Assumption Agreement by and between Hacienda Park Associates and CEP Gibraltar LLC, dated November 20, 1998.

  (16)Assignment of Tenant Leases and Assumption Agreement by and between Hacienda Park Associates and Crosstown Ventures II, LLC, dated November 20,1998.

  (17)Assignment of Tenant Leases and Assumption Agreement by and between Hacienda Park Associates and CEP Gibraltar LLC, dated November 20,1998.

  (18)Estimated Escrow Settlement Statement for the account of Hacienda Park Associates, dated November 20, 1998.

                                    FORM 8-K

                                 CURRENT REPORT

             PAINEWEBBER EQUITY PARTNERS TWO LIMITED PARTNERSHIP




                                    SIGNATURE



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         PAINEWEBBER EQUITY PARTNERS
                           TWO LIMITED PARTNERSHIP
                                 (Registrant)


                              By:  Second Equity Partners, Inc.


                            By: /s/ Walter V. Arnold
                                --------------------
                                Walter V. Arnold
                                Senior Vice President and
                                Chief Financial Officer







Date:  December 4, 1998

                            JOINT ESCROW INSTRUCTIONS
                                       AND
                           PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                       HACIENDA PARK ASSOCIATES ("SELLER")
                                       AND
                        CFSC CAPITAL CORP. LIV ("BUYER")

                                TABLE OF CONTENTS

                                                                          Page

ARTICLE 1   DEFINITIONS                                                       1
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ARTICLE 2   PURCHASE AND SALE                                                 2
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ARTICLE 3   ESCROW INSTRUCTIONS; PURCHASE PRICE; DEPOSIT; ADJUSTMENTS         2
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ARTICLE 4   PRECLOSING OPERATION                                              6
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ARTICLE 5   ACCESS, INSPECTION, DILIGENCE                                     7
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ARTICLE 6   TITLE, SURVEY, CONDITIONS, REPRESENTATIONS AND ASSIGNMENT
---------------------------------------------------------------------
            OF CLAIMS                                                         12
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ARTICLE 7   CONDITIONS PRECEDENT AND CLOSE OF ESCROW                          14
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ARTICLE 8   CASUALTY AND CONDEMNATION                                         18
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ARTICLE 9   BROKERAGE COMMISSIONS                                             19
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ARTICLE 10  DEFAULT, TERMINATION AND REMEDIES                                 19
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ARTICLE 11  MISCELLANEOUS                                                     20
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ARTICLE 12  IRS FORM 1099-S DESIGNATION                                       25
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SCHEDULE A  Description of the Real Property
SCHEDULE B  Description of Personal Property and Intangible Property
SCHEDULE C  Rent Roll
SCHEDULE D  Form of Tenant Estoppel  Certificate
SCHEDULE E  Form of Bill of Sale
SCHEDULE F  Form of  Assignment  of  Leases
SCHEDULE G  Form of  Assignment  of Contracts
SCHEDULE H  1099 Designation Agreement

                           Purchase and Sale Agreement


      This Joint Escrow Instructions and Purchase and Sale Agreement (this "Agreement") is entered into as of the 21st day of September, 1998 by and between Seller and Buyer, upon the following terms and conditions:

      WHEREAS, Seller desires to sell and Buyer desires to purchase, the Property (hereinafter defined) on the terms and conditions hereinafter set forth;

      NOW THEREFORE, in consideration of the mutual undertakings, covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

      References in this Agreement to the following terms shall have the following meanings:

BUYER:                  CFSC CAPITAL CORP. LIV, a Delaware corporation, or its
-----                   assignee pursuant to Section 11.1.

SELLER:                 Hacienda Park Associates, a California general
------                  partnership

PROPERTY:               The Real Property and Personal Property
--------

REAL PROPERTY:          The land described in Schedule A attached hereto and
-------------           the buildings, structures, improvements and fixtures
                        now located thereon (except the Tenants' property)
                        (collectively, the "Improvements") operating permits, rights of way, easements, entitlements, privileges and appurtenances thereto and the rights appurtenant thereto

PERSONAL PROPERTY:      The personal and intangible property, if any,
-----------------       described in Schedule B attached hereto

PURCHASE PRICE:         $14,250,000.00
--------------

ESCROW HOLDER AND
TITLE COMPANY:          First American Title Guaranty Company
-------------

                                    ARTICLE 2
                                PURCHASE AND SALE

      2.1 The Seller hereby agrees to sell and convey the Property to the Buyer and the Buyer hereby agrees to buy the Property and pay the Purchase Price on the terms and conditions contained herein.

      2.2 Reference is made to the Joint Escrow Instructions and Purchase and Sale Agreement by and between the Buyer and PaineWebber Mortgage Partners Five, L.P. dated as of the date hereof, the Joint Escrow Instructions and Purchase and Sale Agreement by and between the Buyer and Sunol Center Associates dated as of the date hereof and the Joint Escrow Instructions and Purchase and Sale Agreement by and between the Buyer and Hacienda Park Associates dated as of the date hereof (regarding Gibraltar Center) (collectively the Purchase and Sale Agreements each a Purchase and Sale Agreement). Buyer and Seller agree that if any of the Purchase and Sale Agreements is terminated for any reason whatsoever, this Agreement shall automatically be terminated without any further action by either party and without further recourse to either party (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). A default by the buyer under any of the Purchase and Sale Agreements shall be considered a default of the Buyer under this Agreement. A default by the seller under any of the Purchase and Sale Agreements shall be considered a default of the Seller under this Agreement.


                        ARTICLE 3 ESCROW INSTRUCTIONS;
                     PURCHASE PRICE; DEPOSIT; ADJUSTMENTS

      3.1 The Purchase Price shall be as specified in Article 1 above and shall be paid on the Escrow Closing Date (as hereinafter defined) by wire transfer of immediately available federal funds, subject to adjustment to reflect application of the Escrowed Amount and such other adjustments herein contained.

      3.2 Within two (2) business days after the execution of this Agreement upon the Opening of Escrow (as hereinafter defined), the Buyer shall deposit with the Escrow Holder the sum of One Hundred Twenty Five Thousand Dollars and NO/100 ($125,000.00) in immediately available funds to be held in an interest bearing account (together with any earned interest the Escrowed Amount) to secure the Buyer's obligations under this Agreement. Upon the expiration of the Inspection Period (as hereinafter defined) the Buyer shall deposit with the Escrow Holder the sum of Three Hundred Seventy Five Thousand Dollars and NO/100 ($375,000.00) in immediately available funds to be held in an interest bearing account (the Additional Deposit). All references in this Agreement to the Escrowed Amount shall be considered to include the Additional Deposit and any interest earned thereon after the Additional Deposit is deposited with the Escrow Holder. Promptly following the execution hereof the Buyer shall deliver a completed and executed W-9 form to the Escrow Holder.

      3.3 Within two (2) business days following the execution of this Agreement, the parties shall open escrow with Escrow Holder (the Opening of Escrow). This Agreement, when deposited with Escrow Holder, shall constitute Escrow Holder's escrow instructions. The parties shall execute such further instructions as Escrow Holder may require in order to clarify its duties and responsibilities. The escrow instructions shall not modify or amend the provisions of this Agreement unless otherwise expressly set forth therein.
Buyer shall pay all escrow fees, if any.

      3.4 All real estate taxes, assessments, special taxes, special assessments and any other tax or assessment attributable to the Property through the Escrow Closing Date shall be prorated and adjusted as of the Escrow Closing Date unless such items are paid directly by Tenants to the applicable taxing authority, in which case no adjustment or proration shall be made for the items paid directly by the Tenants. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property or from any improvements made or leases entered into on or after the Closing Date. If the tax statements for the fiscal year during which the Escrow Closing Date occurs are not finally determined, then the tax figures for the immediately prior fiscal year shall be used for the purposes of prorating taxes on the Escrow Closing Date, with a further adjustment to be made after the Escrow Closing Date as soon as the tax figures are finalized. Any tax refunds or proceeds (including interest thereon) (the Tax Recovery) on account of a favorable determination resulting from a challenge, protest, appeal or similar proceeding relating to taxes and assessments relating to the Property (a Tax Proceeding) (i) for all tax periods occurring prior to the applicable tax period in which the Close of Escrow occurs shall be retained by and paid exclusively to Seller and (ii) for the applicable tax period in which the Close of Escrow occurs shall be prorated as of the Escrow Closing Date after reimbursement to Seller and Buyer, as applicable, for all fees, costs and expenses (including reasonable attorneys' and consultants' fees) incurred by Seller or Buyer, as applicable, in connection with such proceedings such that Seller shall retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period prior to the Escrow Closing Date and Buyer shall retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period from and after the Escrow Closing Date. Neither Seller nor Buyer shall settle any tax protests or proceedings in which taxes for the tax period for which the other party is responsible are being adjudicated without the consent of such party, which consent shall not be unreasonably withheld, conditioned or delayed. Buyer and Seller shall cooperate in pursuit of any such proceedings and in responding to reasonable requests of the other for information concerning the status of and otherwise relating to such proceedings; provided, however, that neither party shall be obligated to incur any out-of-pocket fees, costs or expenses in responding to the requests of the other. In no event shall any such proceeding be commenced by Seller following the Escrow Closing Date without Buyer's prior written consent; provided, however, that Seller shall be entitled to continue its existing proceeding. Seller agrees that in the event Seller is awarded a Tax Recovery, Seller shall pay out of that Tax Recovery any amounts due to Tenants pursuant to provisions in the Tenant's Lease providing that landlord must distribute a portion of such Tax Recovery to the Tenant. The obligation in the prior sentence shall survive the Close of Escrow until the Tax Proceeding is completed and the Tax Recovery disbursed to Seller and distributed to all Tenants as set forth in the prior sentence. In the event Seller will dissolve before the Tax Proceeding is completed or the Tax Recovery disbursed to Seller, Seller shall, before dissolution, assign all of Seller's rights in the Tax Proceedings to Buyer as collateral to secure Seller's performance of the obligation to pay amounts owing to Tenants as set forth in this Section 3.4.

      3.5 Prepaid or past due amounts under any Contracts (as hereinafter defined) which are assigned to Buyer at Close of Escrow shall be prorated and adjusted as of the Escrow Closing Date.

      3.6 The Seller shall cause all meters for electricity, gas, water, sewer or other utility usage at the Property to be read on the Escrow Closing Date, and the Seller shall pay all charges for such utilities which have accrued on or prior to the Escrow Closing Date; provided, however, that if and to the extent such charges are paid directly by Tenants, no such reading or payment shall be required. If the utility companies are unable or refuse to read meters for which payment by the Seller is required, all charges for such utilities to the extent unpaid shall be prorated and adjusted as of the Escrow Closing Date based on the most recent bills therefor. The Seller shall provide notice to the Buyer within five (5) days of the Escrow Closing Date setting forth (i) whether utility meters will be read as of the Escrow Closing Date and (ii) a copy of the most recent bill for any utility charges which are to be prorated and adjusted as of the Escrow Closing Date. If the meters cannot be read as of the Escrow Closing Date and, therefore, the most recent bill is used to prorate and adjust as of the Escrow Closing Date, then to the extent that the amount of such prior bill proves to be more or less than the actual charges for the period in question, a further adjustment shall be made after the Escrow Closing Date as soon as the actual charges for such utilities are available.

      3.7 Collected rents for the then current period; security deposits which have not been previously applied by Seller; prepaid rentals; collected or prepaid common area maintenance charges; collected or prepaid promotional charges; collected or prepaid service charges; collected or prepaid tax charges, and all other collected or prepaid incidental expenses and charges paid by Tenants shall be apportioned and full value shall be adjusted as of the Escrow Closing Date, and the net amount thereof, if in favor of Seller, shall be credited to Seller at Closing of Escrow, or if in favor of Buyer, shall be credited to Buyer at Close of Escrow. From and after Close of Escrow all security deposits credited to Buyer shall thereafter be deemed transferred to Buyer and Buyer shall assume and be solely responsible for the payments of security deposits (to the extent which Buyer was credited therefor at Close of Escrow) to Tenants in accordance with the Leases and applicable law. Seller shall be entitled to retain and/or receive a credit for any utility deposits and any deposits for third parties under any of the Contracts (as hereinafter defined).

            3.7.1 All rentals and other Tenant charges payable in arrears and uncollected and all other uncollected rents (including, but not limited to, percentage rents, common area maintenance charges and real estate tax charge annual adjustments thereto) for the current and prior rental periods, less the reasonable expenses of collection thereof, shall be apportioned (if and when collected by either party); provided, however, that Buyer shall proceed in a commercially reasonable manner consistent with Buyer's customary practice for Tenants owing past due rent to it to collect such uncollected rents from existing Tenants listed on the rent roll; provided that Buyer shall not be obligated to commence suit against any Tenant and Buyer shall first apply rents subsequently received to rent due and owing for rental periods accruing after the Escrow Closing Date. Buyer shall not settle or release (i) Tenants from any obligations for such uncollected rents or (ii) rights under any claims listed in Section
      3.7.2 below, in each case, without Seller's prior written approval. Buyer shall provide Seller with written evidence of its collection efforts, such evidence shall include, but not be limited to providing copies of letters and invoices to Tenants, copies of reports regarding follow-up efforts and cash receipts and aged delinquency reports. Buyer shall provide such written evidence of its collection efforts within fifteen (15) days of demand therefor provided that Seller may request such evidence no more than on a quarterly basis. Seller shall agree not to commence suit against Tenants listed on the rent roll for obligations owed to it unless Buyer fails to fulfill its obligations under this Section 3.7.1.

            3.7.2 Seller shall retain all rights to all refunds, receivables, past due rent and claims, including, but not limited to, termination fees or damages from all former Tenants or occupants of the Property which are not listed on the Rent Roll, causes of action and rights of reimbursement from third parties, bonds, accounts receivable and any other claims for payments Seller may have to the extent arising or relating to the period prior to the Close of Escrow.

            3.7.3 In the event, on the Escrow Closing Date, the precise figures necessary for any of the foregoing adjustments are not capable of determination, then, at Buyer's option, those adjustments shall be made either (i) on the basis of good faith estimates of Seller and Buyer using currently available information, and final adjustments shall be made promptly after precise figures are determined or available or (ii) when all information for all final adjustments are determined or available.

      3.8 At the Close of Escrow, the Seller shall pay the amount due for (a) any state or county transfer tax (or any tax substituted therefor, i.e. the documentary transfer tax) imposed in connection with the consummation of the transaction contemplated hereby (the Transfer Tax); (b) recording charges to record any documents to clear title; (c) Seller's attorneys' fees; and (d) all leasing commissions due or to become due pursuant to any lease of any part of the Property or any renewal or extension right thereof in existence on the date hereof whether or not exercised.

      3.9 At the Close of Escrow, the Buyer shall pay for (a) any local tax or mortgage tax other than the Transfer Tax; (b) recording charges to record the grant deed; (c) survey charges; (d) any and all costs associated with obtaining a preliminary Title Report, a title commitment and all title insurance premiums and charges including but not limited to charges for any extended coverage or title endorsements; (e) any and all escrow fees; and (f) Buyer's attorney's fees and all costs related to the Buyer's due diligence.

      3.10 All other closing costs shall be paid by Seller or Buyer in accordance with the custom in the jurisdiction where the Property is located.

      3.11  The provisions of this Article 3 shall survive the Close of Escrow.

                                    ARTICLE 4
                             PRECLOSING OPERATION

      4.1 A list of all current occupants of the Property is attached hereto as Schedule C (the Rent Roll). The leases listed on the Rent Roll, together with leases entered into pursuant to this Article 4 are collectively referred to herein as the Leases.

      4.2 Seller shall not, after the date hereof; (i) enter into any new Leases or materially amend or terminate any existing Leases, (ii) enter into or modify any service contracts, operating agreements, or easement agreements, (iii) alter the zoning classification of the Property (iv) materially alter any Improvements, or (v) terminate any operating permits without the written consent of Buyer in any such instance, which consent shall not be unreasonably withheld, conditioned or delayed. If Buyer does not notify Seller of its denial in writing within five (5) days after written notice thereof from Seller, Buyer shall be deemed to have granted its consent to such requested action. Buyer shall specify its reasons for denying consent in the denial.

      4.3 At all times prior to Close of Escrow, Seller shall continue (a) to conduct business with respect to the Property in the same manner in which said business has been heretofore conducted and (b) to insure the Property substantially as currently insured.

      4.4 Seller shall make available for Buyer's inspection and review at the office of Seller's property manager all service, supply, equipment rental, management and leasing contracts (collectively, the Contracts) affecting the Property which Seller has in its possession. Buyer may make copies of the above at Buyer's sole cost and expense. Buyer shall, by written notice to Seller, on or before the expiration of the Inspection Period identify any Contracts which it will request to be terminated as of the Close of Escrow (provided such Contracts are terminable) (the Terminated Contracts). Seller shall terminate the Terminated Contracts at Close of Escrow at Buyer's sole cost and expense and all other Contracts shall be assigned to and assumed by Buyer at Close of Escrow.

      4.5 Seller shall use commercially reasonably efforts to obtain executed tenant estoppel certificates for each tenant of the building(s) on the Property (each a Tenant) on or before the expiration of the Inspection Period. The tenant estoppel certificates shall contain the information required under the applicable Leases, be in the form required under the applicable Leases or if no information is listed or form required, be substantially in the form attached hereto as Schedule D (the Tenant Estoppel Certificates). Seller's failure to provide Tenant Estoppel Certificates shall not constitute a default under this Agreement. If Seller fails to provide the Tenant Estoppel Certificates within the time period set forth, Buyer's sole remedy will be to elect not to proceed with the transaction by giving written notice on or before the expiration of the Inspection Period. Upon such notice, the Escrowed Amount shall be returned to Buyer and this Agreement shall be terminated without further recourse (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). If no written notice is received by Seller by the expiration of the Inspection Period, the Escrowed Amount shall be non-refundable for any reason and shall be liquidated damages as set forth in
Section 10.2. In the event Seller has not obtained an executed Tenant Estoppel Certificate from any particular Tenant, Seller may, at Seller's option, substitute a representation and warranty from the Seller with respect to such Tenant covering the lease matters covered in the Tenant Estoppel Certificate (Seller's Substitute Estoppel). Buyer shall accept Seller's Substitute Estoppel as if it were the Tenant Estoppel Certificate. If Seller later obtains the executed Tenant Estoppel Certificate from the Tenant, Seller may substitute the Tenant Estoppel Certificate for Seller's Substitute Estoppel. In no event shall any Seller representation or warranty pursuant to this Section 4.5 survive the Close of Escrow past the earlier of (i) the date of dissolution of Seller or
(ii) the date six months after the Close of Escrow.


                                    ARTICLE 5
                          ACCESS, INSPECTION, DILIGENCE

      5.1 During the Inspection Period (hereinafter defined), Seller agrees that Buyer and its authorized agents or representatives shall be entitled to enter upon the Real Property, accompanied by a representative of Seller, during normal business hours upon advance written notice to Seller and make such reasonable, nondestructive investigations, studies and tests including, without limitation, surveys and engineering studies as Buyer deems necessary or advisable, provided, however, that Buyer shall not be permitted to conduct physical testing without Seller's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Seller's prior written consent for physical inspections or testing may be conditioned upon receipt of a detailed description of the proposed physical inspection or testing, a list of contractors who will be performing the physical inspection or testing, evidence of insurance satisfactory to Seller as provided below, and such other information as Seller reasonably requires in connection with such proposed inspection or testing.

            5.1.1 Buyer agrees that in conducting any inspections, investigations or tests of the Property, Buyer and its agents and representatives shall (i) not unreasonably interfere with the operation and maintenance of the Property, (ii) not unreasonably disturb the Tenants or unreasonably interfere with their use of the Property pursuant to their respective Leases, (iii) not damage any part of the Property or any personal property owned or held by any Tenant or third party, (iv) not injure or otherwise cause bodily harm to Seller, the property manager, or their respective guests, agents, invitees, contractors and employees or any tenant or their guests or invitees, (v) maintain insurance as provided below; (vi) promptly pay when due the costs of all tests, investigations and examinations done with regard to the Property; (vii) not permit any liens to attach to the Real Property by reason of the exercise of Buyer's rights hereunder, (viii) fully restore the Property to the condition in which the same was found before any such inspection or tests were undertaken; and (ix) not reveal or disclose any information obtained during the due diligence period concerning the Property anyone outside Buyer's organization, except in accordance with the confidentiality standards set forth in Section 5.7 herein.

      5.2 Seller shall make available to Buyer for Buyer's review and inspection at the office of Seller's property manager, and in each case to the extent the materials are in the Seller's possession or control, copies of all Leases, Contracts, agreements, environmental reports, structural reports, engineering reports, soils reports, surveys, plans and specifications, certificates of occupancy, and litigation documentation, if any, relating to the Property and its operation. Buyer may make copies of the above at Buyer's sole cost and expense. Seller shall cause the property manager to provide Buyer with a Rent Roll for the Property which shall include the following information, as of the last full month preceding this Agreement: the names of all Tenants and their corresponding suite number, the term of all Leases, rental amounts including prepaid rents, delinquent rents, security and other deposits, rent concessions, and tenant improvement allowances payable after the date hereof under the Leases, if any.

            5.2.1 Seller makes no representation or warranty whatsoever regarding the existence or availability of the foregoing and Seller shall not be obligated to create or obtain any of the foregoing which are not in existence and available to Seller. Buyer acknowledges and agrees that, except as otherwise provided in this Agreement, any and all information, documents, surveys, studies and reports provided to Buyer are provided for informational purposes only and do not constitute representations or warranties of Seller of any kind.

            5.2.2 As additional consideration for the transaction contemplated herein, Buyer shall promptly deliver to Seller copies of any and all reports, tests or studies involving structural or geologic conditions, environmental, hazardous waste or hazardous substances contamination of the Property and all other materials obtained in connection with Buyer's diligence, which reports, tests and studies shall be addressed to both Buyer and Seller at no cost to Seller, provided, however, that Buyer shall have no obligation to cause any such tests or studies to be performed on the Property. If such reports, tests or studies indicate the existence or reasonable potential existence of any environmental, hazardous waste or hazardous substance contamination of any portion of the Property, Seller may terminate this Agreement by giving written notice to Buyer within ten
      (10) business days after Buyer provides Seller with copies of such reports, tests or studies. Upon such termination, the Escrowed Amount shall be promptly returned to Buyer and neither Buyer nor Seller shall have any further obligation or liability to the other hereunder, except those obligations arising under provisions of this Agreement which are expressly intended to survive termination.

      5.3 The Buyer shall have the right to promptly commence and actively pursue its due diligence on the Property as provided for in Sections 5.1 and 5.2 above. Buyer shall complete its due diligence no later than twenty-one (21) days from the date of this Agreement (the Inspection Period). In the event that Buyer's due diligence shall reveal any matters which are not acceptable to Buyer in Buyer's sole and absolute discretion for any reason or for no reason, Buyer may elect, by written notice to Seller, received by Seller on or before expiration of the Inspection Period, not to proceed with this purchase, in which event this Agreement shall terminate, the Escrowed Amount shall be returned to the Buyer and this Agreement shall be null and void without recourse to either party hereto (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). In the event Buyer does not terminate this Agreement on or before the expiration of the Inspection Period or the Title Response Period, as the case may be, the Escrowed Amount shall become nonrefundable for any reason and shall be liquidated damages as set forth in Section 10.2. BUYER ACKNOWLEDGES THAT, PURSUANT TO THE TERMS OF THIS AGREEMENT, BUYER SHALL BE AFFORDED A FULL OPPORTUNITY TO INSPECT THE
PROPERTY, OBSERVE ITS PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS AND CONDUCT SUCH INVESTIGATIONS AND STUDIES ON AND OF SAID PROPERTY AS IT DEEMS NECESSARY AND THAT, UNLESS BUYER TERMINATES THIS AGREEMENT PURSUANT TO THIS
SECTION 5.3 BUYER SHALL BE DEEMED TO HAVE WAIVED ON THE EXPIRATION OF THE INSPECTION PERIOD ANY AND ALL OBJECTIONS TO OR COMPLAINTS REGARDING (INCLUDING, BUT NOT LIMITED TO, FEDERAL, STATE OR COMMON LAW BASED ACTIONS AND ANY PRIVATE RIGHT OF ACTION UNDER STATE AND FEDERAL LAW TO WHICH THE PROPERTY IS OR MAY BE SUBJECT, INCLUDING BUT NOT LIMITED TO, CERCLA AND RCRA) PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS, INCLUDING, WITHOUT LIMITATION, STRUCTURAL AND GEOLOGIC CONDITIONS, SUBSURFACE SOIL AND WATER CONDITIONS AND SOLID AND HAZARDOUS WASTE AND HAZARDOUS SUBSTANCES ON, UNDER, ADJACENT TO OR OTHERWISE AFFECTING THE PROPERTY. BUYER FURTHER HEREBY ASSUMES THE RISK OF CHANGES IN APPLICABLE LAWS AND REGULATIONS RELATING TO PAST, PRESENT AND FUTURE ENVIRONMENTAL CONDITIONS ON THE PROPERTY AND THE RISK THAT ADVERSE PHYSICAL CHARACTERISTICS AND CONDITIONS, INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF HAZARDOUS SUBSTANCES OR OTHER CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY ITS INVESTIGATION.

      5.4 Buyer acknowledges that it will have had an opportunity to conduct diligence on the Property and will acquire the Property in its current condition based on its diligence. Buyer further acknowledges that neither Seller nor its employees, agents or representatives have made any representation or warranty as to the condition of the Property which survive Close of Escrow hereunder. THE BUYER ACKNOWLEDGES AND AGREES THAT THE PROPERTY IS TO BE CONVEYED BY THE SELLER TO THE BUYER "AS IS," "WITH ALL FAULTS," AND SUBSTANTIALLY IN ITS CURRENT CONDITION. THE BUYER FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY CONTAINED IN THIS AGREEMENT, NEITHER THE SELLER NOR ANY AGENT, EMPLOYEE OR OTHER REPRESENTATIVE OF THE SELLER (OR PURPORTED AGENT, EMPLOYEE OR OTHER REPRESENTATIVE OF THE SELLER) HAS MADE ANY GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED (AND THE SELLER SHALL NOT HAVE ANY LIABILITY WHATSOEVER) AS TO THE VALUE, USES, HABITABILITY, CONDITION, DESIGN, OPERATION, FINANCIAL CONDITION OR PROSPECTS, OR FITNESS FOR PURPOSE OR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER GUARANTEE, REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PORTION OF THE PROPERTY (OR ANY PART THEREOF). FURTHER, THE SELLER SHALL HAVE NO LIABILITY FOR ANY LATENT, HIDDEN, OR PATENT DEFECT AS TO THE PROPERTY OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS AND REGULATIONS. IN PARTICULAR, THE BUYER ACKNOWLEDGES AND AGREES THAT THE PROPERTY INFORMATION PROVIDED UNDER THIS AGREEMENT (AND ANY OTHER INFORMATION THE BUYER MAY HAVE OBTAINED REGARDING IN ANY WAY ANY OF THE PROPERTY, INCLUDING WITHOUT LIMITATION, ITS OPERATIONS OR ITS FINANCIAL HISTORY OR PROSPECTS FROM THE SELLER OR ITS AGENTS, EMPLOYEES OR OTHER REPRESENTATIVES BUT NOT INCLUDING INFORMATION PREPARED BY SELLER) IS DELIVERED TO THE BUYER AS A COURTESY, WITHOUT REPRESENTATION OR WARRANTY AS TO ITS ACCURACY OR COMPLETENESS, AND NOT AS AN INDUCEMENT TO ACQUIRE THE PROPERTY; THAT NOTHING CONTAINED IN SUCH DELIVERIES SHALL CONSTITUTE OR BE DEEMED TO BE A GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IN ANY REGARD AS TO ANY OF THE PROPERTY; AND THAT THE BUYER IS RELYING ONLY UPON THE PROVISIONS OF THIS AGREEMENT AND ITS OWN INDEPENDENT ASSESSMENT OF THE PROPERTY AND ITS PROSPECTS IN DETERMINING WHETHER TO ACQUIRE THE PROPERTY.

      5.5 SELLER AND ITS PROPERTY MANAGER ARE HEREBY RELEASED FROM ALL RESPONSIBILITY AND LIABILITY REGARDING THE VALUATION, SALABILITY OR UTILITY OF THE PROPERTY, OR ITS SUITABILITY FOR ANY PURPOSE WHATSOEVER. BUYER ACKNOWLEDGES THAT ANY INFORMATION OF ANY TYPE WHICH BUYER HAS RECEIVED OR MAY RECEIVE FROM SELLER, ITS PROPERTY MANAGER OR THEIR RESPECTIVE AGENTS, INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL REPORTS AND SURVEYS, IS FURNISHED ON THE EXPRESS CONDITION THAT BUYER SHALL MAKE AN INDEPENDENT VERIFICATION OF THE ACCURACY OF SUCH INFORMATION, ALL SUCH INFORMATION BEING FURNISHED WITHOUT ANY WARRANTY WHATSOEVER. THE PROVISIONS OF THIS SECTION 5.5 SHALL SURVIVE CLOSE OF ESCROW.

      5.6 If this Agreement is terminated for any reason whatsoever, Buyer shall promptly deliver to Seller all documents, plans, surveys, Contracts, Leases, agreements, materials and the like delivered to Buyer or Buyer's agents, representatives or designees by Seller or Seller's agents, representatives or employees pursuant to this Agreement. The return of the Escrowed Amount to Buyer under this Agreement shall be contingent upon Buyer's fulfillment of the obligations under this Section 5.6. Buyer's obligations under this Section 5.6 shall be deemed fulfilled if Buyer returns all documents, plans, surveys, Contracts, Leases, agreements, materials and the like as provided in this
Section 5.6 and provides a certificate certifying that all such materials have been returned.

      5.7 Each party hereto agrees to maintain in confidence, and not to discuss with or to disclose to any person or entity who is not a party to this Agreement, any material term of this Agreement or any aspect of the transactions contemplated hereby, except as provided in this Section. Seller may publicly disclose the existence of this Agreement provided that the identity of Buyer and the Purchase Price is not disclosed. Buyer shall not disclose to anyone other than its partners and financiers any information disclosed by Seller to Buyer which is not generally known by the public regarding Seller's operations and/or the Property. Each party hereto may discuss with and disclose to its accountants, attorneys, existing or prospective lenders, investment bankers, underwriters, rating agencies, partners, consultants and other advisors to the extent such parties reasonably need to know such information and are bound by a confidentiality obligation identical in all material respects to the one created by this Section. Additionally, each party may discuss and disclose such matters to the extent necessary to comply with any requirements of the Securities and Exchange Commission or in order to comply with any law or interpretation thereof or court order. This provision shall survive termination of this Agreement but shall terminate upon Close of Escrow. Buyer and Seller do not contemplate issuing a press release until after the expiration of the Inspection Period. Any press release to be made regarding any matter which is the subject of the confidentiality obligation created in this Section shall be subject to the reasonable approval of Buyer and the Seller, respectively both as to timing and content.

      5.8 If any inspection or test disturbs any of the Property, Buyer will restore the Property to substantially the same condition as existed prior to any such inspection or test. Buyer shall keep the Property free and clear of any liens and will indemnify, defend, and hold Seller harmless from all losses, costs and damages, including reasonable attorneys' fees, incurred by Seller as a result of such entry or investigation by or on behalf of Buyer other than loss, cost or damage which is discovered (and not caused) by such investigation as a result of pre-existing conditions. This indemnity obligation of Buyer shall survive the termination of this Agreement for any reason. Buyer shall obtain, or arrange for its inspecting consultant to obtain, and keep in force, a policy of comprehensive general liability insurance (including coverage for bodily injury and property damage) on an occurrence basis with a combined single limit of $1,000,000, naming Seller as an additional insured. Buyer shall deliver evidence of such insurance to Seller prior to the conduct of Buyer's investigations under
Section 5.1.


                                    ARTICLE 6
                  TITLE, SURVEY, CONDITIONS, REPRESENTATIONS
                           AND ASSIGNMENT OF CLAIMS

      6.1 Promptly following the execution of this Agreement, Seller shall provide Buyer, at Buyer's sole cost and expense, with an ALTA as-built survey of the Real Property. Promptly following the execution of this Agreement, Seller shall provide Buyer with, at Buyer's sole cost and expense, a preliminary Title Report (the Title Report).

      If (i) any matter disclosed on the Survey or (ii) matters listed as exceptions in the Title Report are not each satisfactory to Buyer, it shall, on or before the expiration of the Inspection Period, provide Seller with written notice of such objections (the Objection Notice) and if Seller is unable or unwilling to cure such objections within five (5) days after the date the Objection Notice is received (the Title Response Period), Buyer's sole remedy shall be to terminate this Agreement by giving written notice to Seller on or before the expiration of the Title Response Period, in which event this Agreement will terminate, the Escrowed Amount shall be returned to Buyer and this Agreement shall be null and void without recourse to either party hereto (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). Buyer may not object to any exceptions for Tenants' rights. Seller shall not be obligated to cure any objections. To enable Seller to convey, Seller may, at the Close of Escrow use the Purchase Price or any portion thereof to clear title; provided, that all instruments to clear title are either recorded simultaneously with the delivery of the deed or arrangements satisfactory to the Escrow Holder have been made for the delivery of such instruments.

      6.2 On the Escrow Closing Date, the Seller shall convey by good and sufficient grant deed to the Buyer or to the Buyer's nominee, good and clear record and marketable fee simple title to all of the Real Property and the Improvements free and clear of all liens, encumbrances, conditions, easements, assessments, restrictions and other conditions, except for the following:

            (a) The lien, if any, for real estate taxes not yet due and payable;

            (b) All matters listed on the Title Report and Survey which (i) have not been objected to or (ii) have been objected to but Seller is not obligated to cure and/or Seller has not agreed to cure, pursuant to
      Section 6.1 above;

            (c) All Leases disclosed to Buyer in writing prior to the expiration of the Inspection Period;

            (d) All zoning, building and other laws applicable to the Property; and

            (e) All matters which arise after the date of the Title Report which are agreed upon or consented to by Buyer in writing.

      6.3 At the Close of Escrow, the Seller shall assign without recourse the Leases, the Contracts which are not to be terminated and the warranties, if any, to Buyer and Buyer shall assume Seller's obligations thereunder from and after the date of Close of Escrow. Seller shall convey the Personal Property to the Buyer by quitclaim bill of sale.

      6.4   Representations and Warranties

            6.4.1 The Seller hereby represents and warrants to the Buyer as of the date of this Agreement as follows:

            (a) The Seller is a general partnership validly existing under the laws of the State of California with all necessary legal power to enter into and perform its obligations hereunder and under any document or instrument required hereunder to be executed and delivered on behalf of the Seller.

            (b) This Agreement has been duly authorized by all necessary action on the part of the Seller. This Agreement has been duly executed and delivered by Seller, and (assuming valid execution and delivery by Buyer) is a legal, valid and binding obligation of Seller enforceable against it in accordance with its terms.

            (c) Seller is not a foreign person and is a United States Person as defined in Section 7701(a)(30) of the Internal Revenue code of 1986, as amended.

            6.4.2 The Buyer hereby represents and warrants to the Seller as of the date of this Agreement as follows:

            (a) The Buyer is a corporation organized, existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to enter into and perform the terms of this Agreement.

            (b) The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby has been duly authorized by all necessary parties and no other proceedings on the part of Buyer are necessary in order to permit it to consummate the transaction contemplated hereby. This Agreement has been duly executed and delivered by Buyer and (assuming valid execution and delivery by Seller) is a legal, valid and binding obligation of Buyer enforceable against it in accordance with its terms.

            6.4.3 The  representations  and  warranties  of Seller  contained in
Section 6.4.1 shall survive Close of Escrow until the earlier of (i) the dissolution of the Seller during the normal course of business or (ii) six (6) months.

      6.5 The obligations of the Buyer and Seller to consummate the transaction contemplated by this Agreement are subject to the representations and warranties made by the other party to this Agreement being true and correct in all material respects on and as of the Escrow Closing Date with the same force and effect as though such representations and warranties had been made as of the Escrow Closing Date.

                                    ARTICLE 7
                   CONDITIONS PRECEDENT AND CLOSE OF ESCROW

      7.1 In addition to any other conditions precedent in favor of Buyer as may be set forth elsewhere in this Agreement, Buyer's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.1 on or before the Escrow Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or in part only by written notice of such waiver from Buyer to Seller.

            7.1.1 Seller performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Seller prior to or at the Close of Escrow;

            7.1.2 The other sellers under the Purchase and Sale Agreements performing and complying in all material respects with all of the terms of the respective Purchase and Sale Agreement to be performed and complied with by such seller prior to the Close of Escrow under such Purchase and Sale Agreement.

      Notwithstanding the foregoing, if the conditions set forth in this Section
7.1 or any other condition of Close of Escrow (other than an obligation of Buyer under Section 7.2 below) shall not have been fulfilled on or before the Escrow Closing Date, Seller shall have the right (in its sole discretion), exercisable by written notice to Buyer at or before the Close of Escrow, to extend the Escrow Closing Date for a period of up to forty-five (45) days to provide additional time for the fulfillment of such conditions not to extend past December 15, 1998. If Buyer's conditions as set forth in this Section 7.1 have not been met as of the Escrow Closing Date (as the same may be extended as aforesaid) then Buyer shall have the right to terminate this Agreement by written notice to Seller, and upon receipt of such notice Seller shall direct the Escrow Holder to return the Escrowed Amount to Buyer and this Agreement shall thereupon terminate and be of no further force or effect.

      7.2 In addition to any other conditions precedent in favor of Seller as may be set forth elsewhere in this Agreement, Seller's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.2 on or before the Escrow Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or part only by written notice of such waiver from Seller to Buyer.

            7.2.1 Buyer performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Buyer prior to or at the Close of Escrow, including, without limitation, payment by the Buyer of the Purchase Price (as adjusted as otherwise provided herein);

            7.2.2 The other buyers under the Purchase and Sale Agreements performing and complying in all material respects with all of the terms of the respective Purchase and Sale Agreement to be performed by such buyer prior to the Clow of Escrow under such Purchase and Sale Agreement; and

            7.2.3 On the Escrow Closing Date, all of the representations of Buyer set forth in this Agreement shall continue to be true, accurate and complete.

      7.3 The consummation of the purchase and sale contemplated in this Agreement (the "Close of Escrow") shall occur in the offices of the Escrow
Holder at 10:00 am twenty (20) days after the expiration of the Inspection Period, (the Escrow Closing Date), unless such day is not a day on which the Alameda County Recorder's Office is open for business, in which case, the Close of Escrow shall take place on the next day on which such registry is open. It is agreed that time is of the essence in this Agreement. The Escrow Closing Date may be extended or the place of the Close of Escrow may be changed by mutual written agreement of Buyer and Seller.

      7.4 On or before the Escrow Closing Date the Seller shall deliver or cause to be delivered each of the following items to the Escrow Holder:

            (a) A duly executed and  acknowledged  grant deed as provided for in
      Section 6.2 conveying the Real Property to the Buyer;

            (b) Two duly executed quitclaim bills of sale conveying the Personal Property to the Buyer in the form of SCHEDULE E attached hereto and incorporated herein (the Bill of Sale);

            (c) Two duly executed assignment and assumption of Leases without recourse in the form of SCHEDULE F attached hereto and incorporated herein (the "Assignment of Leases");

            (d) Two duly executed assignment and assumption of Contracts and warranties, if any, without recourse in the form of SCHEDULE G attached hereto and incorporated herein (the "Assignment of Contracts");

            (e) A certificate of non-foreign status from the Seller for both federal and California tax law purposes reasonably acceptable to Buyer and Title Company in form and substance;

            (f) Three counterpart originals of the 1099 Designation Agreement in the form of SCHEDULE H attached hereto and incorporated herein (the 1099 Designation Agreement);

            (g) Two counterpart originals of the closing statement (may be facsimiles) setting forth the Purchase Price, the closing adjustments and the application of the Purchase Price as adjusted (the Closing Statement);

            (h) Customary affidavits sufficient for the Title Company to delete any exceptions for mechanic's or materialmen's liens from the Buyer's title policy and such other affidavits relating to such title policy as the Title Company may reasonably request;

            (i) An updated Rent Roll certified by Seller or the property manager as true and correct as of the Escrow Closing Date;

            (j)   Original executed Tenant Estoppel Certificates;

            (k) All original Leases, Contracts, property management files and Tenant correspondence, in each case if in Seller's possession;

            (l) Keys to all locks which the property manager has in its possession;

            (m) Notice letters from Seller to Tenants of the sale of the Property, the assignment of the Leases, the notice of transfer of security deposit, the transfer of claims made with regard to the security deposit and the transferee's name and address;

            (n) Such evidence or documents as may reasonably be required by the Escrow Holder or Buyer evidencing the status and capacity of Seller and the Authority of the person or persons who are executing the various documents on behalf of Seller in connection with the sale of the Property; and

            (o) Such other instruments as the Escrow Holder may reasonably request to effectuate the transaction contemplated by this Agreement.

      7.5 On or before the Escrow Closing Date the Buyer shall deliver or cause to be delivered at its expense each of the following to the Escrow Holder:

            (a) The Purchase Price for the Property, as such Purchase Price may have been further adjusted pursuant to the provisions of this Agreement and credited for any portion of the Escrowed Amount paid to the Seller, in the manner provided for in Article 3;

            (b)   Two duly executed Assignment of Leases;

            (c)   Two duly executed Assignment of Contracts;

            (d) Such evidence or documents as may reasonably be required by the Escrow Holder or Seller evidencing the status and capacity of Buyer and the Authority of the person or persons who are executing the various documents on behalf of Buyer in connection with the purchase of the Property;

            (e) Such other instruments as the Escrow Holder may reasonably request to effectuate the transaction contemplated by this Agreement;

            (f) Three counterpart  originals of the 1099 Designation  Agreement;
      and

            (g) Two counterpart originals of the Closing Statement.

      7.6 Upon the Close of Escrow, Escrow Holder shall promptly undertake the following in the manner indicated:

            (a) Cause the grant deed to be recorded in the Official Records of Alameda County.

            (b) Disburse all funds deposited with Escrow Holder by Buyer towards payment of the Purchase Price as provided for in the Closing Statement.

            (c) Deliver a title insurance policy to Buyer.

            (d)  Deliver  one  original  executed  Bill of Sale,  Assignment  of
      Leases,   Assignment  of  Contracts,  1099  Designation  Agreement  (after executing the same) and Closing Statement to each of Buyer and Seller.

            (e) Deliver the certificate of non-foreign status from the Seller, the Tenant Estoppel Certificates, the Leases, the Tenant correspondence, the keys, and the notice letters to the Buyer.

            (f) Deliver to both Buyer and Seller copies of all other documents delivered by either party or recorded pursuant to this Agreement.


                                    ARTICLE 8
                            CASUALTY AND CONDEMNATION

      8.1 If the Improvements are materially damaged or destroyed by fire or any other casualty and are not substantially restored to the condition immediately prior to such casualty before the Escrow Closing Date, the Buyer shall have the following elections:

            (a) to purchase the Property in its then condition and pay the Purchase Price, in which event the Seller shall pay over or assign to the Buyer as the case may be, on the Escrow Closing Date, all amounts recovered or recoverable by the Seller on account of any insurance as a result of such casualty plus the amount of any applicable deductible, less any amounts reasonably expended by the Seller for partial restoration; or

            (b) to terminate this Agreement by giving notice of termination to the Seller on or before that date which is thirty (30) days after the occurrence of the fire or other casualty or on the Escrow Closing Date, whichever occurs first, in which event the Escrow Holder shall return the Escrowed Amount to the Buyer, this Agreement shall terminate and neither the Seller nor the Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination).

      8.2 If any portion of or interest in the Property shall be taken or is in the process of being taken by exercise of the power of eminent domain or if any governmental authority notifies the Seller prior to the Escrow Closing Date of its intent to take or acquire any portion of or interest in the Property (each an "Eminent Domain Taking"), the Seller shall give notice promptly to the Buyer of such event and the Buyer shall have the option to terminate this Agreement by providing notice to the Seller to such effect on or before the date which is ten
(10) days from the Seller's notice to the Buyer of such Eminent Domain Taking or on the Escrow Closing Date, whichever occurs first, in which event the Escrow Holder shall return the Escrowed Amount to the Buyer, this Agreement shall terminate, and neither the Seller nor the Buyer shall have any recourse against the other. If the Buyer does not timely notify the Seller of its election to terminate this Agreement, the Buyer shall purchase the Property and pay the Purchase Price, and the Seller shall pay over or assign to the Buyer on delivery of the deed all awards recovered or recoverable by the Seller on account of such Eminent Domain Taking, less any amounts reasonably expended by the Seller in obtaining such award.


                                    ARTICLE 9
                              BROKERAGE COMMISSIONS

      The Buyer represents and warrants to the Seller that the Buyer has not dealt with, and is not obligated to pay, any fees or commissions to any broker in connection with the transaction contemplated by this Agreement. Seller represents and warrants to Buyer that Seller has not used or employed any broker or brokers in connection with the negotiation, execution or consummation of this transaction, other than CB Richard Ellis Inc. (Seller's Agent), and no finder's fee is payable in connection with this transaction. Buyer and Seller each hereby agree to indemnify, defend and hold the other harmless from and against any and all loss, costs, claims and expenses (including reasonable attorney's fees) which arise as a result of breach of the foregoing representation and warranty. The indemnification contained in this Article 9 shall survive Close of Escrow hereunder or termination hereof, as the case may be. Seller agrees to pay all commissions due to Seller's Agent or to any other party retained by Seller, except as this Agreement explicitly provides otherwise, in connection with the transaction contemplated by this Agreement but only if the transaction contemplated herein is consummated.


                                  ARTICLE 10
                        DEFAULT, TERMINATION AND REMEDIES

      10.1 In the event that Seller shall have failed in any material respect adverse to the Buyer on the Escrow Closing Date to have performed or has otherwise breached any of the covenants and agreements contained in this Agreement which are to be performed by the Seller on or before the Escrow Closing Date, the Buyer shall have the following remedies, (i) the right to take any and all legal actions necessary to compel the Seller's specific performance hereunder (it being acknowledged that damages at law would be an inadequate remedy), and to consummate the transaction contemplated by this Agreement in accordance with the provisions of this Agreement (such conveyance shall be deemed to satisfy and waive any other remedy) or (ii) the right to terminate this Agreement and receive the Escrowed Amount whereupon this Agreement shall terminate without further recourse.

      10.2 NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IF BUYER HAS NOT TERMINATED THIS AGREEMENT ON OR BEFORE THE EXPIRATION OF THE INSPECTION PERIOD OR THE EXPIRATION OF THE TITLE RESPONSE PERIOD, AND IF THE SALE OF THE PROPERTY TO BUYER IS NOT CONSUMMATED DUE TO BUYER'S DEFAULT UNDER THE AGREEMENT, OR IF EITHER OF THE TRANSACTIONS OR BOTH THE TRANSACTIONS CONTEMPLATED UNDER THE PURCHASE AND SALE AGREEMENTS ARE NOT CONSUMMATED DUE TO BUYER'S DEFAULT, SELLER SHALL BE ENTITLED TO RETAIN THE ESCROWED AMOUNT AS SELLER'S LIQUIDATED DAMAGES AS ITS SOLE REMEDY. THE PARTIES AGREE THAT IT WOULD BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO ASCERTAIN THE ACTUAL DAMAGES SUFFERED BY SELLER AS A RESULT OF BUYER'S DEFAULT UNDER THIS AGREEMENT, AND THAT UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS AGREEMENT, THE LIQUIDATED DAMAGES PROVIDED FOR IN THIS SECTION REPRESENTS A REASONABLE ESTIMATE OF THE DAMAGES WHICH SELLER WILL INCUR AS A RESULT OF SUCH BUYER'S DEFAULT AFTER THE EXPIRATION OF THE INSPECTION PERIOD, OR THE TITLE RESPONSE PERIOD, AS THE CASE MAY BE, PROVIDED, HOWEVER, THAT THIS PROVISION SHALL NOT WAIVE OR AFFECT SELLER'S RIGHTS AND BUYER'S OBLIGATIONS UNDER SECTION 5.8 AND ARTICLE 9 OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTION 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676, AND 1677.

SELLER'S INITIALS ___________ BUYER'S INITIALS __________________

            10.2.1 As material consideration to each party's agreement to the liquidated damages provisions stated in Section 10.2, each party hereby agrees to waive any and all rights whatsoever to contest the validity of the liquidated damage provisions for any reason whatsoever, including, but not limited to, that such provision was unreasonable under circumstances existing at the time this Agreement was made.

                                   ARTICLE 11
                                  MISCELLANEOUS

      11.1 Buyer may not assign or transfer its rights under this Agreement without Seller's prior written consent, which may be withheld in Seller's sole discretion. Any attempted assignment without the prior written consent of Seller shall be void and deemed a default of Buyer hereunder. Any permitted assignment shall not relieve the assigning party from any liability under this Agreement. Notwithstanding the foregoing, upon fifteen (15) days' prior written notice, CFSC CAPITAL CORP. LIV may assign its interest in this Agreement to (i) a corporation, partnership, or limited liability company in which CFSC CAPITAL CORP. LIV or CFSC CAPITAL CORP. LIV's principals maintain a controlling interest, (ii) an intermediary in connection with Cargill Inc.'s Section 1031 Exchange, (iii) Cargill Inc. or any entity owned or controlled by Cargill Inc. ( a Cargill Affiliate), or (iv) any entity owned or controlled by Cargill Inc. and Ellis Partners Inc. or by a Cargill Affiliate and Ellis Partners Inc.

      11.2 Buyer and Seller acknowledge that either party may desire to structure the sale and/or purchase of the Property as an exchange for like-kind property pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, in order to defer recognition of income from the disposition of the Property or other properties. Buyer and Seller agree to reasonably cooperate with each other to accomplish such exchange(s) and agree that any and all costs associated with said exchange(s) shall be borne solely by the exchanging party and shall in no way be attributable to the non-exchanging party. In no event shall the non-exchanging party be required to take title to the exchanged property(ies) to effectuate the tax deferred exchange contemplated in this
Section 11.2. In no event shall cooperation in an exchange require either party to delay the Close of Escrow provided for in this Agreement.

      11.3 Except as otherwise specifically provided herein, any notice required or permitted to be delivered under this Agreement shall be in writing and shall be deemed given (i) when delivered by hand during regular business hours, (ii) when received if sent by telecopy during regular business hours with an original sent by regular mail, (iii) three (3) days after being sent by United States Postal Service, registered or certified mail, postage prepaid, return receipt requested, or (iv) on the next business day when sent by a reputable overnight express mail service that provides tracing and proof of receipt or refusal of items mailed, addressed to the Seller or the Buyer, as the case may be, at the address or addresses set forth below or such other addresses as the parties may designate in a notice similarly sent. Any notice given by a party to Escrow Holder shall be simultaneously given to the other party. Any notice given by a party to the other party relating to its entitlement to the Escrowed Amount shall be simultaneously given to the Escrow Holder.

(1)   If to Buyer:

            CFSC CAPITAL CORP. LIV
            6000 Clearwater Drive
            Minnetonka, MN 55343
            Attn: Timothy S. Clark
            Fax No.: (612) 984-3905

      with a copy to:

            Ellis Partners, Inc.
            433 California Street, Suite 610
            San Francisco, CA 94194
            Attn: Harold A. Ellis, Jr.
            Fax No.: (415) 391-4711

      and

            Freed & Heinemann LLP
            One Jackson Place
            633 Battery Street, Suite 620
            San Francisco, CA 9411
            Attn: Peter Heinemann, Esq.
            Fax No.: (415) 988-0999

(2) If to Seller:

            Hacienda Park Associates
            c/o PaineWebber Properties Incorporated
            265 Franklin Street - 15th Floor
            Boston, MA 02110
            Attn: Peter Sullivan
            Fax No.: (617) 345-8752

            with a copy to:

            Goodwin, Procter and Hoar  LLP
            Exchange Place
            Boston, Massachusetts 02109
            Attn: Andrew C. Sucoff, Esq.
            Fax No.: (617) 227-8591

(3) If to the Escrow Holder:

            First American Title Guaranty Company
            345 California Street, Suite 1650
            San Francisco, CA 94104
            Attn: Beatrice Cherene
            Fax No.: (415) 398-5446

      11.4 Words of any gender used in this Agreement shall be held and construed to include any other gender, and words of a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

      11.5 The captions used in connection with the Articles of this Agreement are for convenience only and shall not be deemed to extend, limit or otherwise define or construe the meaning of the language of this Agreement.

      11.6 Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      11.7 This Agreement may be amended only by a written instrument executed by the Seller and the Buyer.

      11.8 This Agreement embodies the entire agreement between the Seller and the Buyer with respect to the transaction contemplated in this Agreement, and there have been and are no covenants, representations, warranties or restrictions between the Seller and the Buyer with regard thereto other than those set forth or provided for in this Agreement. Any prior agreements are hereby terminated and superseded by this Agreement.

      11.9 This Agreement shall be construed under and in accordance with the laws of the State of California.

      11.10 This Agreement may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both the Buyer and Seller are not signatory to the same counterpart.

      11.11 The Escrow Holder has executed this Agreement only for the purpose of agreeing to perform the duties assigned to it under this Agreement. The Escrow Holder shall deposit the Escrowed Amount in an interest bearing account. From the Opening of Escrow the Escrow Holder shall, upon receiving a copy of a notice given by a party in accordance with this Agreement claiming entitlement to all or a portion of the Escrowed Amount, give a notice to the other party that such claim of entitlement has been made. The Escrow Holder shall not cause or permit any portion of the Escrowed Amount to be disbursed until the expiration of five (5) days of giving such notice whereupon, if the party to whom such notice was given has not given the Escrow Holder notice of its objection to a disbursement in accordance with the claim of entitlement, the Escrow Holder shall cause a disbursement of the Escrowed Amount as requested. If such party timely objects, however, the Escrow Holder shall retain the Escrowed Amount and not disburse any portion of the same unless directed by the mutual written direction of the parties. The Escrow Holder shall at all times disburse the Escrowed Amount as required in a mutual written direction of the parties. This Agreement shall terminate upon any such request from Buyer pursuant to Sections 4.5, 5.3, 6.1 and 7.1 and Article 8 above.

      11.12 In the event of any disagreement between the parties, the Escrow Holder shall retain all deposits pending instructions mutually agreed to by the Seller and Buyer. In the event there is no mutual agreement by Seller and Buyer for disbursements, the Escrow Holder shall hold said deposits pending a court order to disburse. The Escrow Holder may conclusively rely on the authenticity, validity and effectiveness of any writing delivered to it, and Escrow Holder shall not be obligated to make any investigation or determination, except as provided in the case of disputes as to the truth and accuracy of any information contained therein. Buyer and Seller agree to defend, indemnify and hold Escrow Holder harmless from any liabilities, suits, claims, or expenses arising from or out of or in connection with Escrow Holder's acts or failure to act hereunder, unless caused or created as a result of Escrow Holder's gross negligence or willful misconduct, and Escrow Holder shall be entitled to reimbursement by Buyer and/or Seller for all reasonable costs and expenses incurred in the performance of its duties hereunder including, without limitation, all out-of-pocket expenses and reasonable attorneys fees of counsel retained by Escrow Holder. Any such costs and expenses not paid by the parties after billing and supporting documentation by Escrow Holder may be paid by Escrow Holder out of the Escrowed Amount. If there is a settlement by Buyer and Seller prior to a court order, the Buyer and Seller will share equally in the expenses incurred by the Escrow Holder. Otherwise, the non-prevailing party shall assume full responsibility for the Escrow Holder's expenses. Escrow Holder is not required to advance or expend or risk its own funds or otherwise incur personal liability in performance of its duties hereunder and it may require advancement of funds by the parties.

      11.13 Time is expressly declared to be of the essence of this Agreement.

      11.14 The obligations of Seller hereunder shall be binding only on the Property and neither the Buyer nor anyone claiming by, through or under the Buyer shall be entitled to obtain any judgment extending liability beyond the Property or creating personal liability on the part of the officers, directors, shareholders, partners or agents of Seller or any of their successors. The obligations of Buyer hereunder shall be binding only on the assets of Buyer and neither the Seller nor anyone claiming by, through or under the Seller shall be entitled to obtain any judgment creating personal liability on the part of the partners, officers, shareholders, or agents of Buyer or any of their successors or any affiliated entities.

      11.15 In order that Seller may liquidate after the Close of Escrow without having to maintain reserves as a result of any continuing obligations hereunder and notwithstanding any provision in this Agreement to the contrary, all obligations of the Seller under this Agreement which survive the Close of Escrow, including, without limitation, tax adjustments pursuant to Section 3.4, utility adjustments pursuant to Section 3.6, rent and lease expense adjustments pursuant to Section 3.7.3, Seller's Substitute Estoppel pursuant to Section 4.5, Seller's representations and warranties pursuant to Section 6.4.1 and Seller's representation and warranty and indemnification pursuant to Article 9 shall only survive until the earlier of (i) the dissolution of the Seller during the normal course of business or (ii) six (6) months.

      11.16 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                                  ARTICLE 12
                           IRS FORM 1099-S DESIGNATION

      12.1 In order to comply with information reporting requirements of Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties agree (1) to execute an IRS Form 1099-S Designation Agreement in the form attached hereto as Schedule H at or prior to the Close of Escrow to designate the Escrow Holder (the "Designee") as the party who shall be responsible for reporting the contemplated sale of the Property to the Internal Revenue Service (the "IRS") on IRS Form 1099-S; (2) to provide the Designee with the information necessary to complete Form 1099-S; (3) that the Designee shall not be liable for the actions taken under this Agreement, or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of the Designee; and (4) that the Designee shall be indemnified by the parties for any costs or expenses incurred as a result of the actions taken hereunder, except as they may be the result of gross negligence or willful misconduct on the part of the Designee. The Designee shall provide all parties to this transaction with copies of the IRS Forms 1099-S filed with the IRS and with any other documents used to complete IRS Form 1099-S.


             [The remainder of this page intentionally left blank]

      IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first set forth above.

                                    BUYER:

                                    CFSC CAPITAL CORP. LIV, a Delaware
                                   corporation


                                    By:   /s/ Timothy S. Clark
                                          --------------------
                                          Name:  Timothy S. Clark
                                          Title:  Vice President

                                     SELLER:

                                    HACIENDA PARK ASSOCIATES, a California
                                    general partnership

                                    By:   PaineWebber Equity Partners Two
                                          Limited Partnership, its joint
                                          venturer

                                          By:   Second Equity Partners, Inc.,
                                                its managing general partner


                                                By:   /s/ Richard S. Coomber
                                                      ----------------------
                                                Name: Richard S. Coomber
                                                Title: Vice President

                                    By:   Second Equity Partners, Inc., its
                                          joint venturer


                                                By:   /s/ Richard S. Coomber
                                                      ----------------------
                                                Name: Richard S. Coomber
                                                Title: Vice President

                            JOINT ESCROW INSTRUCTIONS
                                       AND
                           PURCHASE AND SALE AGREEMENT
                                BY AND BETWEEN
                      HACIENDA PARK ASSOCIATES ("SELLER")
                                       AND
                        CFSC CAPITAL CORP. LIV ("BUYER")

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1   DEFINITIONS......................................................1
------------------------------------------------------------------------------

ARTICLE 2   PURCHASE AND SALE.................................................2
-------------------------------------------------------------------------------

ARTICLE 3   ESCROW INSTRUCTIONS; PURCHASE PRICE; DEPOSIT; ADJUSTMENTS.........2
-------------------------------------------------------------------------------

ARTICLE 4   PRECLOSING OPERATION..............................................6
-------------------------------------------------------------------------------

ARTICLE 5   ACCESS, INSPECTION, DILIGENCE.....................................7
-------------------------------------------------------------------------------

ARTICLE 6   TITLE, SURVEY, CONDITIONS, REPRESENTATIONS AND ASSIGNMENT
             OF CLAIMS.......................................................12
-------------------------------------------------------------------------------

ARTICLE 7   CONDITIONS PRECEDENT AND CLOSE OF ESCROW.........................14
-------------------------------------------------------------------------------

ARTICLE 8   CASUALTY AND CONDEMNATION................................... ....18
-------------------------------------------------------------------------------

ARTICLE 9   BROKERAGE COMMISSIONS...................................... .....19
-------------------------------------------------------------------------------

ARTICLE 10  DEFAULT, TERMINATION AND REMEDIES................................19
-------------------------------------------------------------------------------

ARTICLE 11  MISCELLANEOUS....................................................20

ARTICLE 12  IRS FORM 1099-S DESIGNATION......................................25
-------------------------------------------------------------------------------


SCHEDULE A  Description of the Real Property
SCHEDULE B Description of Personal Property and Intangible Property SCHEDULE C Rent Roll
SCHEDULE D  Form of Tenant Estoppel  Certificate
SCHEDULE E  Form of Bill of Sale
SCHEDULE F  Form of  Assignment  of  Leases
SCHEDULE G  Form of  Assignment  of Contracts
SCHEDULE H  1099 Designation Agreement

                           Purchase and Sale Agreement


      This Joint Escrow Instructions and Purchase and Sale Agreement (this "Agreement") is entered into as of the 21st day of September, 1998 by and between Seller and Buyer, upon the following terms and conditions:

      WHEREAS, Seller desires to sell and Buyer desires to purchase, the Property (hereinafter defined) on the terms and conditions hereinafter set forth;

      NOW THEREFORE, in consideration of the mutual undertakings, covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

      References in this Agreement to the following terms shall have the following meanings:

BUYER:                  CFSC CAPITAL CORP. LIV, a Delaware corporation, or its
------                  assignee pursuant to Section 11.1.

SELLER:                 Hacienda Park Associates, a California general
------                  partnership

PROPERTY:               The Real Property and Personal Property

REAL PROPERTY:          The land described in Schedule A attached hereto and
-------------           the buildings, structures, improvements and fixtures
                        now located thereon (except the Tenants' property)
                        (collectively, the "Improvements") operating permits, rights of way, easements, entitlements, privileges and appurtenances thereto and the rights appurtenant thereto

PERSONAL PROPERTY:      The personal and intangible property, if any,
------------------      described in Schedule B attached hereto

PURCHASE PRICE:         $13,000,000.00
--------------

ESCROW HOLDER AND
TITLE COMPANY:          First American Title Guaranty Company
--------------

                                    ARTICLE 2
                                PURCHASE AND SALE

      2.1 The Seller hereby agrees to sell and convey the Property to the Buyer and the Buyer hereby agrees to buy the Property and pay the Purchase Price on the terms and conditions contained herein.

      2.2 Reference is made to the Joint Escrow Instructions and Purchase and Sale Agreement by and between the Buyer and PaineWebber Mortgage Partners Five, L.P. dated as of the date hereof, the Joint Escrow Instructions and Purchase and Sale Agreement by and between the Buyer and Sunol Center Associates dated as of the date hereof and the Joint Escrow Instructions and Purchase and Sale Agreement by and between the Buyer and Hacienda Park Associates dated as of the date hereof (regarding Saratoga Center) (collectively the Purchase and Sale Agreements each a Purchase and Sale Agreement). Buyer and Seller agree that if any of the Purchase and Sale Agreements is terminated for any reason whatsoever, this Agreement shall automatically be terminated without any further action by either party and without further recourse to either party (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). A default by the buyer under any of the Purchase and Sale Agreements shall be considered a default of the Buyer under this Agreement. A default by the seller under any of the Purchase and Sale Agreements shall be considered a default of the Seller under this Agreement.


                        ARTICLE 3 ESCROW INSTRUCTIONS;
                     PURCHASE PRICE; DEPOSIT; ADJUSTMENTS

      3.1 The Purchase Price shall be as specified in Article 1 above and shall be paid on the Escrow Closing Date (as hereinafter defined) by wire transfer of immediately available federal funds, subject to adjustment to reflect application of the Escrowed Amount and such other adjustments herein contained.

      3.2 Buyer acknowledges that the Property requires approximately $500,000 worth of floor work. Buyer covenants and agrees that it will not seek a reduction in the Purchase Price because of such floor work.

      3.3 Within two (2) business days after the execution of this Agreement upon the Opening of Escrow (as hereinafter defined), the Buyer shall deposit with the Escrow Holder the sum of One Hundred Twenty Five Thousand Dollars and NO/100 ($125,000.00) in immediately available funds to be held in an interest bearing account (together with any earned interest the Escrowed Amount) to secure the Buyer's obligations under this Agreement. Upon the expiration of the Inspection Period (as hereinafter defined) the Buyer shall deposit with the Escrow Holder the sum of Three Hundred Seventy Five Thousand Dollars and NO/100 ($375,000.00) in immediately available funds to be held in an interest bearing account (the Additional Deposit). All references in this Agreement to the Escrowed Amount shall be considered to include the Additional Deposit and any interest earned thereon after the Additional Deposit is deposited with the Escrow Holder. Promptly following the execution hereof the Buyer shall deliver a completed and executed W-9 form to the Escrow Holder.

      3.4 Within two (2) business days following the execution of this Agreement, the parties shall open escrow with Escrow Holder (the Opening of Escrow). This Agreement, when deposited with Escrow Holder, shall constitute Escrow Holder's escrow instructions. The parties shall execute such further instructions as Escrow Holder may require in order to clarify its duties and responsibilities. The escrow instructions shall not modify or amend the provisions of this Agreement unless otherwise expressly set forth therein.
Buyer shall pay all escrow fees, if any.

      3.5 All real estate taxes, assessments, special taxes, special assessments and any other tax or assessment attributable to the Property through the Escrow Closing Date shall be prorated and adjusted as of the Escrow Closing Date unless such items are paid directly by Tenants to the applicable taxing authority, in which case no adjustment or proration shall be made for the items paid directly by the Tenants. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property or from any improvements made or leases entered into on or after the Closing Date. If the tax statements for the fiscal year during which the Escrow Closing Date occurs are not finally determined, then the tax figures for the immediately prior fiscal year shall be used for the purposes of prorating taxes on the Escrow Closing Date, with a further adjustment to be made after the Escrow Closing Date as soon as the tax figures are finalized. Any tax refunds or proceeds (including interest thereon) (the Tax Recovery) on account of a favorable determination resulting from a challenge, protest, appeal or similar proceeding relating to taxes and assessments relating to the Property (a Tax Proceeding) (i) for all tax periods occurring prior to the applicable tax period in which the Close of Escrow occurs shall be retained by and paid exclusively to Seller and (ii) for the applicable tax period in which the Close of Escrow occurs shall be prorated as of the Escrow Closing Date after reimbursement to Seller and Buyer, as applicable, for all fees, costs and expenses (including reasonable attorneys' and consultants' fees) incurred by Seller or Buyer, as applicable, in connection with such proceedings such that Seller shall retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period prior to the Escrow Closing Date and Buyer shall retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period from and after the Escrow Closing Date. Neither Seller nor Buyer shall settle any tax protests or proceedings in which taxes for the tax period for which the other party is responsible are being adjudicated without the consent of such party, which consent shall not be unreasonably withheld, conditioned or delayed. Buyer and Seller shall cooperate in pursuit of any such proceedings and in responding to reasonable requests of the other for information concerning the status of and otherwise relating to such proceedings; provided, however, that neither party shall be obligated to incur any out-of-pocket fees, costs or expenses in responding to the requests of the other. In no event shall any such proceeding be commenced by Seller following the Escrow Closing Date without Buyer's prior written consent; provided, however, that Seller shall be entitled to continue its existing proceeding. Seller agrees that in the event Seller is awarded a Tax Recovery, Seller shall pay out of that Tax Recovery any amounts due to Tenants pursuant to provisions in the Tenant's Lease providing that landlord must distribute a portion of such Tax Recovery to the Tenant. The obligation in the prior sentence shall survive the Close of Escrow until the Tax Proceeding is completed and the Tax Recovery disbursed to Seller and distributed to all Tenants as set forth in the prior sentence. In the event Seller will dissolve before the Tax Proceeding is completed or the Tax Recovery disbursed to Seller, Seller shall, before dissolution, assign all of Seller's rights in the Tax Proceedings to Buyer as collateral to secure Seller's performance of the obligation to pay amounts owing to Tenants as set forth in this Section 3.4.

      3.6 Prepaid or past due amounts under any Contracts (as hereinafter defined) which are assigned to Buyer at Close of Escrow shall be prorated and adjusted as of the Escrow Closing Date.

      3.7 The Seller shall cause all meters for electricity, gas, water, sewer or other utility usage at the Property to be read on the Escrow Closing Date, and the Seller shall pay all charges for such utilities which have accrued on or prior to the Escrow Closing Date; provided, however, that if and to the extent such charges are paid directly by Tenants, no such reading or payment shall be required. If the utility companies are unable or refuse to read meters for which payment by the Seller is required, all charges for such utilities to the extent unpaid shall be prorated and adjusted as of the Escrow Closing Date based on the most recent bills therefor. The Seller shall provide notice to the Buyer within five (5) days of the Escrow Closing Date setting forth (i) whether utility meters will be read as of the Escrow Closing Date and (ii) a copy of the most recent bill for any utility charges which are to be prorated and adjusted as of the Escrow Closing Date. If the meters cannot be read as of the Escrow Closing Date and, therefore, the most recent bill is used to prorate and adjust as of the Escrow Closing Date, then to the extent that the amount of such prior bill proves to be more or less than the actual charges for the period in question, a further adjustment shall be made after the Escrow Closing Date as soon as the actual charges for such utilities are available.

      3.8 Collected rents for the then current period; security deposits which have not been previously applied by Seller; prepaid rentals; collected or prepaid common area maintenance charges; collected or prepaid promotional charges; collected or prepaid service charges; collected or prepaid tax charges, and all other collected or prepaid incidental expenses and charges paid by Tenants shall be apportioned and full value shall be adjusted as of the Escrow Closing Date, and the net amount thereof, if in favor of Seller, shall be credited to Seller at Closing of Escrow, or if in favor of Buyer, shall be credited to Buyer at Close of Escrow. From and after Close of Escrow all security deposits credited to Buyer shall thereafter be deemed transferred to Buyer and Buyer shall assume and be solely responsible for the payments of security deposits (to the extent which Buyer was credited therefor at Close of Escrow) to Tenants in accordance with the Leases and applicable law. Seller shall be entitled to retain and/or receive a credit for any utility deposits and any deposits for third parties under any of the Contracts (as hereinafter defined).

            3.8.1 All rentals and other Tenant charges payable in arrears and uncollected and all other uncollected rents (including, but not limited to, percentage rents, common area maintenance charges and real estate tax charge annual adjustments thereto) for the current and prior rental periods, less the reasonable expenses of collection thereof, shall be apportioned (if and when collected by either party); provided, however, that Buyer shall proceed in a commercially reasonable manner consistent with Buyer's customary practice for Tenants owing past due rent to it to collect such uncollected rents from existing Tenants listed on the rent roll; provided that Buyer shall not be obligated to commence suit against any Tenant and Buyer shall first apply rents subsequently received to rent due and owing for rental periods accruing after the Escrow Closing Date. Buyer shall not settle or release (i) Tenants from any obligations for such uncollected rents or (ii) rights under any claims listed in Section
      3.7.2 below, in each case, without Seller's prior written approval. Buyer shall provide Seller with written evidence of its collection efforts, such evidence shall include, but not be limited to providing copies of letters and invoices to Tenants, copies of reports regarding follow-up efforts and cash receipts and aged delinquency reports. Buyer shall provide such written evidence of its collection efforts within fifteen (15) days of demand therefor provided that Seller may request such evidence no more than on a quarterly basis. Seller shall agree not to commence suit against Tenants listed on the rent roll for obligations owed to it unless Buyer fails to fulfill its obligations under this Section 3.7.1.

            3.8.2 Seller shall retain all rights to all refunds, receivables, past due rent and claims, including, but not limited to, termination fees or damages from all former Tenants or occupants of the Property which are not listed on the Rent Roll, causes of action and rights of reimbursement from third parties, bonds, accounts receivable and any other claims for payments Seller may have to the extent arising or relating to the period prior to the Close of Escrow.

            3.8.3 In the event, on the Escrow Closing Date, the precise figures necessary for any of the foregoing adjustments are not capable of determination, then, at Buyer's option, those adjustments shall be made either (i) on the basis of good faith estimates of Seller and Buyer using currently available information, and final adjustments shall be made promptly after precise figures are determined or available or (ii) when all information for all final adjustments are determined or available.

      3.9 At the Close of Escrow, the Seller shall pay the amount due for (a) any state or county transfer tax (or any tax substituted therefor, i.e. the documentary transfer tax) imposed in connection with the consummation of the transaction contemplated hereby (the Transfer Tax); (b) recording charges to record any documents to clear title; (c) Seller's attorneys' fees; and (d) all leasing commissions due or to become due pursuant to any lease of any part of the Property or any renewal or extension right thereof in existence on the date hereof whether or not exercised.

      3.10 At the Close of Escrow, the Buyer shall pay for (a) any local tax or mortgage tax other than the Transfer Tax; (b) recording charges to record the grant deed; (c) survey charges; (d) any and all costs associated with obtaining a preliminary Title Report, a title commitment and all title insurance premiums and charges including but not limited to charges for any extended coverage or title endorsements; (e) any and all escrow fees; and (f) Buyer's attorney's fees and all costs related to the Buyer's due diligence.

      3.11 All other closing costs shall be paid by Seller or Buyer in accordance with the custom in the jurisdiction where the Property is located.

      3.12  The provisions of this Article 3 shall survive the Close of Escrow.


                                    ARTICLE 4
                             PRECLOSING OPERATION

      4.1 A list of all current occupants of the Property is attached hereto as Schedule C (the Rent Roll). The leases listed on the Rent Roll, together with leases entered into pursuant to this Article 4 are collectively referred to herein as the Leases.

      4.2 Seller shall not, after the date hereof; (i) enter into any new Leases or materially amend or terminate any existing Leases, (ii) enter into or modify any service contracts, operating agreements, or easement agreements, (iii) alter the zoning classification of the Property (iv) materially alter any Improvements, or (v) terminate any operating permits without the written consent of Buyer in any such instance, which consent shall not be unreasonably withheld, conditioned or delayed. If Buyer does not notify Seller of its denial in writing within five (5) days after written notice thereof from Seller, Buyer shall be deemed to have granted its consent to such requested action. Buyer shall specify its reasons for denying consent in the denial.

      4.3 At all times prior to Close of Escrow, Seller shall continue (a) to conduct business with respect to the Property in the same manner in which said business has been heretofore conducted and (b) to insure the Property substantially as currently insured.

      4.4 Seller shall make available for Buyer's inspection and review at the office of Seller's property manager all service, supply, equipment rental, management and leasing contracts (collectively, the Contracts) affecting the Property which Seller has in its possession. Buyer may make copies of the above at Buyer's sole cost and expense. Buyer shall, by written notice to Seller, on or before the expiration of the Inspection Period identify any Contracts which it will request to be terminated as of the Close of Escrow (provided such Contracts are terminable) (the Terminated Contracts). Seller shall terminate the Terminated Contracts at Close of Escrow at Buyer's sole cost and expense and all other Contracts shall be assigned to and assumed by Buyer at Close of Escrow.

      4.5 Seller shall use commercially reasonably efforts to obtain executed tenant estoppel certificates for each tenant of the building(s) on the Property (each a Tenant) on or before the expiration of the Inspection Period. The tenant estoppel certificates shall contain the information required under the applicable Leases, be in the form required under the applicable Leases or if no information is listed or form required, be substantially in the form attached hereto as Schedule D (the Tenant Estoppel Certificates). Seller's failure to provide Tenant Estoppel Certificates shall not constitute a default under this Agreement. If Seller fails to provide the Tenant Estoppel Certificates within the time period set forth, Buyer's sole remedy will be to elect not to proceed with the transaction by giving written notice on or before the expiration of the Inspection Period. Upon such notice, the Escrowed Amount shall be returned to Buyer and this Agreement shall be terminated without further recourse (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). If no written notice is received by Seller by the expiration of the Inspection Period, the Escrowed Amount shall be non-refundable for any reason and shall be liquidated damages as set forth in
Section 10.2. In the event Seller has not obtained an executed Tenant Estoppel Certificate from any particular Tenant, Seller may, at Seller's option, substitute a representation and warranty from the Seller with respect to such Tenant covering the lease matters covered in the Tenant Estoppel Certificate (Seller's Substitute Estoppel). Buyer shall accept Seller's Substitute Estoppel as if it were the Tenant Estoppel Certificate. If Seller later obtains the executed Tenant Estoppel Certificate from the Tenant, Seller may substitute the Tenant Estoppel Certificate for Seller's Substitute Estoppel. In no event shall any Seller representation or warranty pursuant to this Section 4.5 survive the Close of Escrow past the earlier of (i) the date of dissolution of Seller or
(ii) the date six months after the Close of Escrow.


                                    ARTICLE 5
                          ACCESS, INSPECTION, DILIGENCE

      5.1 During the Inspection Period (hereinafter defined), Seller agrees that Buyer and its authorized agents or representatives shall be entitled to enter upon the Real Property, accompanied by a representative of Seller, during normal business hours upon advance written notice to Seller and make such reasonable, nondestructive investigations, studies and tests including, without limitation, surveys and engineering studies as Buyer deems necessary or advisable, provided, however, that Buyer shall not be permitted to conduct physical testing without Seller's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Seller's prior written consent for physical inspections or testing may be conditioned upon receipt of a detailed description of the proposed physical inspection or testing, a list of contractors who will be performing the physical inspection or testing, evidence of insurance satisfactory to Seller as provided below, and such other information as Seller reasonably requires in connection with such proposed inspection or testing.

            5.1.1 Buyer agrees that in conducting any inspections, investigations or tests of the Property, Buyer and its agents and representatives shall (i) not unreasonably interfere with the operation and maintenance of the Property, (ii) not unreasonably disturb the Tenants or unreasonably interfere with their use of the Property pursuant to their respective Leases, (iii) not damage any part of the Property or any personal property owned or held by any Tenant or third party, (iv) not injure or otherwise cause bodily harm to Seller, the property manager, or their respective guests, agents, invitees, contractors and employees or any tenant or their guests or invitees, (v) maintain insurance as provided below; (vi) promptly pay when due the costs of all tests, investigations and examinations done with regard to the Property; (vii) not permit any liens to attach to the Real Property by reason of the exercise of Buyer's rights hereunder, (viii) fully restore the Property to the condition in which the same was found before any such inspection or tests were undertaken; and (ix) not reveal or disclose any information obtained during the due diligence period concerning the Property anyone outside Buyer's organization, except in accordance with the confidentiality standards set forth in Section 5.7 herein.

      5.2 Seller shall make available to Buyer for Buyer's review and inspection at the office of Seller's property manager, and in each case to the extent the materials are in the Seller's possession or control, copies of all Leases, Contracts, agreements, environmental reports, structural reports, engineering reports, soils reports, surveys, plans and specifications, certificates of occupancy, and litigation documentation, if any, relating to the Property and its operation. Buyer may make copies of the above at Buyer's sole cost and expense. Seller shall cause the property manager to provide Buyer with a Rent Roll for the Property which shall include the following information, as of the last full month preceding this Agreement: the names of all Tenants and their corresponding suite number, the term of all Leases, rental amounts including prepaid rents, delinquent rents, security and other deposits, rent concessions, and tenant improvement allowances payable after the date hereof under the Leases, if any.

            5.2.1 Seller makes no representation or warranty whatsoever regarding the existence or availability of the foregoing and Seller shall not be obligated to create or obtain any of the foregoing which are not in existence and available to Seller. Buyer acknowledges and agrees that, except as otherwise provided in this Agreement, any and all information, documents, surveys, studies and reports provided to Buyer are provided for informational purposes only and do not constitute representations or warranties of Seller of any kind.

            5.2.2 As additional consideration for the transaction contemplated herein, Buyer shall promptly deliver to Seller copies of any and all reports, tests or studies involving structural or geologic conditions, environmental, hazardous waste or hazardous substances contamination of the Property and all other materials obtained in connection with Buyer's diligence, which reports, tests and studies shall be addressed to both Buyer and Seller at no cost to Seller, provided, however, that Buyer shall have no obligation to cause any such tests or studies to be performed on the Property. If such reports, tests or studies indicate the existence or reasonable potential existence of any environmental, hazardous waste or hazardous substance contamination of any portion of the Property, Seller may terminate this Agreement by giving written notice to Buyer within ten
      (10) business days after Buyer provides Seller with copies of such reports, tests or studies. Upon such termination, the Escrowed Amount shall be promptly returned to Buyer and neither Buyer nor Seller shall have any further obligation or liability to the other hereunder, except those obligations arising under provisions of this Agreement which are expressly intended to survive termination.

      5.3 The Buyer shall have the right to promptly commence and actively pursue its due diligence on the Property as provided for in Sections 5.1 and 5.2 above. Buyer shall complete its due diligence no later than twenty-one (21) days from the date of this Agreement (the Inspection Period). In the event that Buyer's due diligence shall reveal any matters which are not acceptable to Buyer in Buyer's sole and absolute discretion for any reason or for no reason, Buyer may elect, by written notice to Seller, received by Seller on or before expiration of the Inspection Period, not to proceed with this purchase, in which event this Agreement shall terminate, the Escrowed Amount shall be returned to the Buyer and this Agreement shall be null and void without recourse to either party hereto (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). In the event Buyer does not terminate this Agreement on or before the expiration of the Inspection Period or the Title Response Period, as the case may be, the Escrowed Amount shall become nonrefundable for any reason and shall be liquidated damages as set forth in Section 10.2. BUYER ACKNOWLEDGES THAT, PURSUANT TO THE TERMS OF THIS AGREEMENT, BUYER SHALL BE AFFORDED A FULL OPPORTUNITY TO INSPECT THE
PROPERTY, OBSERVE ITS PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS AND CONDUCT SUCH INVESTIGATIONS AND STUDIES ON AND OF SAID PROPERTY AS IT DEEMS NECESSARY AND THAT, UNLESS BUYER TERMINATES THIS AGREEMENT PURSUANT TO THIS
SECTION 5.3 BUYER SHALL BE DEEMED TO HAVE WAIVED ON THE EXPIRATION OF THE INSPECTION PERIOD ANY AND ALL OBJECTIONS TO OR COMPLAINTS REGARDING (INCLUDING, BUT NOT LIMITED TO, FEDERAL, STATE OR COMMON LAW BASED ACTIONS AND ANY PRIVATE RIGHT OF ACTION UNDER STATE AND FEDERAL LAW TO WHICH THE PROPERTY IS OR MAY BE SUBJECT, INCLUDING BUT NOT LIMITED TO, CERCLA AND RCRA) PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS, INCLUDING, WITHOUT LIMITATION, STRUCTURAL AND GEOLOGIC CONDITIONS, SUBSURFACE SOIL AND WATER CONDITIONS AND SOLID AND HAZARDOUS WASTE AND HAZARDOUS SUBSTANCES ON, UNDER, ADJACENT TO OR OTHERWISE AFFECTING THE PROPERTY. BUYER FURTHER HEREBY ASSUMES THE RISK OF CHANGES IN APPLICABLE LAWS AND REGULATIONS RELATING TO PAST, PRESENT AND FUTURE ENVIRONMENTAL CONDITIONS ON THE PROPERTY AND THE RISK THAT ADVERSE PHYSICAL CHARACTERISTICS AND CONDITIONS, INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF HAZARDOUS SUBSTANCES OR OTHER CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY ITS INVESTIGATION.

      5.4 Buyer acknowledges that it will have had an opportunity to conduct diligence on the Property and will acquire the Property in its current condition based on its diligence. Buyer further acknowledges that neither Seller nor its employees, agents or representatives have made any representation or warranty as to the condition of the Property which survive Close of Escrow hereunder. THE BUYER ACKNOWLEDGES AND AGREES THAT THE PROPERTY IS TO BE CONVEYED BY THE SELLER TO THE BUYER "AS IS," "WITH ALL FAULTS," AND SUBSTANTIALLY IN ITS CURRENT CONDITION. THE BUYER FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY CONTAINED IN THIS AGREEMENT, NEITHER THE SELLER NOR ANY AGENT, EMPLOYEE OR OTHER REPRESENTATIVE OF THE SELLER (OR PURPORTED AGENT, EMPLOYEE OR OTHER REPRESENTATIVE OF THE SELLER) HAS MADE ANY GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED (AND THE SELLER SHALL NOT HAVE ANY LIABILITY WHATSOEVER) AS TO THE VALUE, USES, HABITABILITY, CONDITION, DESIGN, OPERATION, FINANCIAL CONDITION OR PROSPECTS, OR FITNESS FOR PURPOSE OR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER GUARANTEE, REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PORTION OF THE PROPERTY (OR ANY PART THEREOF). FURTHER, THE SELLER SHALL HAVE NO LIABILITY FOR ANY LATENT, HIDDEN, OR PATENT DEFECT AS TO THE PROPERTY OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS AND REGULATIONS. IN PARTICULAR, THE BUYER ACKNOWLEDGES AND AGREES THAT THE PROPERTY INFORMATION PROVIDED UNDER THIS AGREEMENT (AND ANY OTHER INFORMATION THE BUYER MAY HAVE OBTAINED REGARDING IN ANY WAY ANY OF THE PROPERTY, INCLUDING WITHOUT LIMITATION, ITS OPERATIONS OR ITS FINANCIAL HISTORY OR PROSPECTS FROM THE SELLER OR ITS AGENTS, EMPLOYEES OR OTHER REPRESENTATIVES BUT NOT INCLUDING INFORMATION PREPARED BY SELLER) IS DELIVERED TO THE BUYER AS A COURTESY, WITHOUT REPRESENTATION OR WARRANTY AS TO ITS ACCURACY OR COMPLETENESS, AND NOT AS AN INDUCEMENT TO ACQUIRE THE PROPERTY; THAT NOTHING CONTAINED IN SUCH DELIVERIES SHALL CONSTITUTE OR BE DEEMED TO BE A GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IN ANY REGARD AS TO ANY OF THE PROPERTY; AND THAT THE BUYER IS RELYING ONLY UPON THE PROVISIONS OF THIS AGREEMENT AND ITS OWN INDEPENDENT ASSESSMENT OF THE PROPERTY AND ITS PROSPECTS IN DETERMINING WHETHER TO ACQUIRE THE PROPERTY.

      5.5 SELLER AND ITS PROPERTY MANAGER ARE HEREBY RELEASED FROM ALL RESPONSIBILITY AND LIABILITY REGARDING THE VALUATION, SALABILITY OR UTILITY OF THE PROPERTY, OR ITS SUITABILITY FOR ANY PURPOSE WHATSOEVER. BUYER ACKNOWLEDGES THAT ANY INFORMATION OF ANY TYPE WHICH BUYER HAS RECEIVED OR MAY RECEIVE FROM SELLER, ITS PROPERTY MANAGER OR THEIR RESPECTIVE AGENTS, INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL REPORTS AND SURVEYS, IS FURNISHED ON THE EXPRESS CONDITION THAT BUYER SHALL MAKE AN INDEPENDENT VERIFICATION OF THE ACCURACY OF SUCH INFORMATION, ALL SUCH INFORMATION BEING FURNISHED WITHOUT ANY WARRANTY WHATSOEVER. THE PROVISIONS OF THIS SECTION 5.5 SHALL SURVIVE CLOSE OF ESCROW.

      5.6 If this Agreement is terminated for any reason whatsoever, Buyer shall promptly deliver to Seller all documents, plans, surveys, Contracts, Leases, agreements, materials and the like delivered to Buyer or Buyer's agents, representatives or designees by Seller or Seller's agents, representatives or employees pursuant to this Agreement. The return of the Escrowed Amount to Buyer under this Agreement shall be contingent upon Buyer's fulfillment of the obligations under this Section 5.6. Buyer's obligations under this Section 5.6 shall be deemed fulfilled if Buyer returns all documents, plans, surveys, Contracts, Leases, agreements, materials and the like as provided in this
Section 5.6 and provides a certificate certifying that all such materials have been returned.

      5.7 Each party hereto agrees to maintain in confidence, and not to discuss with or to disclose to any person or entity who is not a party to this Agreement, any material term of this Agreement or any aspect of the transactions contemplated hereby, except as provided in this Section. Seller may publicly disclose the existence of this Agreement provided that the identity of Buyer and the Purchase Price is not disclosed. Buyer shall not disclose to anyone other than its partners and financiers any information disclosed by Seller to Buyer which is not generally known by the public regarding Seller's operations and/or the Property. Each party hereto may discuss with and disclose to its accountants, attorneys, existing or prospective lenders, investment bankers, underwriters, rating agencies, partners, consultants and other advisors to the extent such parties reasonably need to know such information and are bound by a confidentiality obligation identical in all material respects to the one created by this Section. Additionally, each party may discuss and disclose such matters to the extent necessary to comply with any requirements of the Securities and Exchange Commission or in order to comply with any law or interpretation thereof or court order. This provision shall survive termination of this Agreement but shall terminate upon Close of Escrow. Buyer and Seller do not contemplate issuing a press release until after the expiration of the Inspection Period. Any press release to be made regarding any matter which is the subject of the confidentiality obligation created in this Section shall be subject to the reasonable approval of Buyer and the Seller, respectively both as to timing and content.

      5.8 If any inspection or test disturbs any of the Property, Buyer will restore the Property to substantially the same condition as existed prior to any such inspection or test. Buyer shall keep the Property free and clear of any liens and will indemnify, defend, and hold Seller harmless from all losses, costs and damages, including reasonable attorneys' fees, incurred by Seller as a result of such entry or investigation by or on behalf of Buyer other than loss, cost or damage which is discovered (and not caused) by such investigation as a result of pre-existing conditions. This indemnity obligation of Buyer shall survive the termination of this Agreement for any reason. Buyer shall obtain, or arrange for its inspecting consultant to obtain, and keep in force, a policy of comprehensive general liability insurance (including coverage for bodily injury and property damage) on an occurrence basis with a combined single limit of $1,000,000, naming Seller as an additional insured. Buyer shall deliver evidence of such insurance to Seller prior to the conduct of Buyer's investigations under
Section 5.1.


                                    ARTICLE 6
                  TITLE, SURVEY, CONDITIONS, REPRESENTATIONS
                           AND ASSIGNMENT OF CLAIMS

      6.1 Promptly following the execution of this Agreement, Seller shall provide Buyer, at Buyer's sole cost and expense, with an ALTA as-built survey of the Real Property. Promptly following the execution of this Agreement, Seller shall provide Buyer with, at Buyer's sole cost and expense, a preliminary Title Report (the Title Report).

      If (i) any matter disclosed on the Survey or (ii) matters listed as exceptions in the Title Report are not each satisfactory to Buyer, it shall, on or before the expiration of the Inspection Period, provide Seller with written notice of such objections (the Objection Notice) and if Seller is unable or unwilling to cure such objections within five (5) days after the date the Objection Notice is received (the Title Response Period), Buyer's sole remedy shall be to terminate this Agreement by giving written notice to Seller on or before the expiration of the Title Response Period, in which event this Agreement will terminate, the Escrowed Amount shall be returned to Buyer and this Agreement shall be null and void without recourse to either party hereto (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). Buyer may not object to any exceptions for Tenants rights. Seller shall not be obligated to cure any objections. To enable Seller to convey, Seller may, at the Close of Escrow use the Purchase Price or any portion thereof to clear title; provided, that all instruments to clear title are either recorded simultaneously with the delivery of the deed or arrangements satisfactory to the Escrow Holder have been made for the delivery of such instruments.

      6.2 On the Escrow Closing Date, the Seller shall convey by good and sufficient grant deed to the Buyer or to the Buyer's nominee, good and clear record and marketable fee simple title to all of the Real Property and the Improvements free and clear of all liens, encumbrances, conditions, easements, assessments, restrictions and other conditions, except for the following:

            (a) The lien, if any, for real estate taxes not yet due and payable;

            (b) All matters listed on the Title Report and Survey which (i) have not been objected to or (ii) have been objected to but Seller is not obligated to cure and/or Seller has not agreed to cure, pursuant to
      Section 6.1 above;

            (c) All Leases disclosed to Buyer in writing prior to the expiration of the Inspection Period;

            (d) All zoning, building and other laws applicable to the Property; and

            (e) All matters which arise after the date of the Title Report which are agreed upon or consented to by Buyer in writing.

      6.3 At the Close of Escrow, the Seller shall assign without recourse the Leases, the Contracts which are not to be terminated and the warranties, if any, to Buyer and Buyer shall assume Seller's obligations thereunder from and after the date of Close of Escrow. Seller shall convey the Personal Property to the Buyer by quitclaim bill of sale.

      6.4   Representations and Warranties

            6.4.1 The Seller hereby represents and warrants to the Buyer as of the date of this Agreement as follows:

            (a) The Seller is a general partnership validly existing under the laws of the State of California with all necessary legal power to enter into and perform its obligations hereunder and under any document or instrument required hereunder to be executed and delivered on behalf of the Seller.

            (b) This Agreement has been duly authorized by all necessary action on the part of the Seller. This Agreement has been duly executed and delivered by Seller, and (assuming valid execution and delivery by Buyer) is a legal, valid and binding obligation of Seller enforceable against it in accordance with its terms.

            (c) Seller is not a foreign person and is a United States Person as defined in Section 7701(a)(30) of the Internal Revenue code of 1986, as amended.

            6.4.2 The Buyer hereby represents and warrants to the Seller as of the date of this Agreement as follows:

            (a) The Buyer is a corporation organized, existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to enter into and perform the terms of this Agreement.

            (b) The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby has been duly authorized by all necessary parties and no other proceedings on the part of Buyer are necessary in order to permit it to consummate the transaction contemplated hereby. This Agreement has been duly executed and delivered by Buyer and (assuming valid execution and delivery by Seller) is a legal, valid and binding obligation of Buyer enforceable against it in accordance with its terms.

            6.4.3 The  representations  and  warranties  of Seller  contained in
Section 6.4.1 shall survive Close of Escrow until the earlier of (i) the dissolution of the Seller during the normal course of business or (ii) six (6) months.

      6.5 The obligations of the Buyer and Seller to consummate the transaction contemplated by this Agreement are subject to the representations and warranties made by the other party to this Agreement being true and correct in all material respects on and as of the Escrow Closing Date with the same force and effect as though such representations and warranties had been made as of the Escrow Closing Date.


                                    ARTICLE 7
                   CONDITIONS PRECEDENT AND CLOSE OF ESCROW

      7.1 In addition to any other conditions precedent in favor of Buyer as may be set forth elsewhere in this Agreement, Buyer's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.1 on or before the Escrow Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or in part only by written notice of such waiver from Buyer to Seller.

            7.1.1 Seller performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Seller prior to or at the Close of Escrow;

            7.1.2 The other sellers under the Purchase and Sale Agreements performing and complying in all material respects with all of the terms of the respective Purchase and Sale Agreement to be performed and complied with by such seller prior to the Close of Escrow under such Purchase and Sale Agreement.

      Notwithstanding the foregoing, if the conditions set forth in this Section
7.1 or any other condition of Close of Escrow (other than an obligation of Buyer under Section 7.2 below) shall not have been fulfilled on or before the Escrow Closing Date, Seller shall have the right (in its sole discretion), exercisable by written notice to Buyer at or before the Close of Escrow, to extend the Escrow Closing Date for a period of up to forty-five (45) days to provide additional time for the fulfillment of such conditions not to extend past December 15, 1998. If Buyer's conditions as set forth in this Section 7.1 have not been met as of the Escrow Closing Date (as the same may be extended as aforesaid) then Buyer shall have the right to terminate this Agreement by written notice to Seller, and upon receipt of such notice Seller shall direct the Escrow Holder to return the Escrowed Amount to Buyer and this Agreement shall thereupon terminate and be of no further force or effect.

      7.2 In addition to any other conditions precedent in favor of Seller as may be set forth elsewhere in this Agreement, Seller's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.2 on or before the Escrow Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or part only by written notice of such waiver from Seller to Buyer.

            7.2.1 Buyer performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Buyer prior to or at the Close of Escrow, including, without limitation, payment by the Buyer of the Purchase Price (as adjusted as otherwise provided herein);

            7.2.2 The other buyers under the Purchase and Sale Agreements performing and complying in all material respects with all of the terms of the respective Purchase and Sale Agreement to be performed by such buyer prior to the Clow of Escrow under such Purchase and Sale Agreement; and

            7.2.3 On the Escrow Closing Date, all of the representations of Buyer set forth in this Agreement shall continue to be true, accurate and complete.

      7.3 The consummation of the purchase and sale contemplated in this Agreement (the "Close of Escrow") shall occur in the offices of the Escrow
Holder at 10:00 am twenty (20) days after the expiration of the Inspection Period, (the Escrow Closing Date), unless such day is not a day on which the Alameda County Recorder's Office is open for business, in which case, the Close of Escrow shall take place on the next day on which such registry is open. It is agreed that time is of the essence in this Agreement. The Escrow Closing Date may be extended or the place of the Close of Escrow may be changed by mutual written agreement of Buyer and Seller.

      7.4 On or before the Escrow Closing Date the Seller shall deliver or cause to be delivered each of the following items to the Escrow Holder:

            (a) A duly executed and  acknowledged  grant deed as provided for in
      Section 6.2 conveying the Real Property to the Buyer;

            (b) Two duly executed quitclaim bills of sale conveying the Personal Property to the Buyer in the form of SCHEDULE E attached hereto and incorporated herein (the Bill of Sale);

            (c) Two duly executed assignment and assumption of Leases without recourse in the form of SCHEDULE F attached hereto and incorporated herein (the "Assignment of Leases");

            (d) Two duly executed assignment and assumption of Contracts and warranties, if any, without recourse in the form of SCHEDULE G attached hereto and incorporated herein (the "Assignment of Contracts");

            (e) A certificate of non-foreign status from the Seller for both federal and California tax law purposes reasonably acceptable to Buyer and Title Company in form and substance;

            (f) Three counterpart originals of the 1099 Designation Agreement in the form of SCHEDULE H attached hereto and incorporated herein (the 1099 Designation Agreement);

            (g) Two counterpart originals of the closing statement (may be facsimiles) setting forth the Purchase Price, the closing adjustments and the application of the Purchase Price as adjusted (the Closing Statement);

            (h) Customary affidavits sufficient for the Title Company to delete any exceptions for mechanic's or materialmen's liens from the Buyer's title policy and such other affidavits relating to such title policy as the Title Company may reasonably request;

            (i) An updated Rent Roll certified by Seller or the property manager as true and correct as of the Escrow Closing Date;

            (j) Original executed Tenant Estoppel Certificates;

            (k) All original Leases, Contracts, property management files and Tenant correspondence, in each case if in Seller's possession;

            (l) Keys to all locks which the property manager has in its possession;

            (m) Notice letters from Seller to Tenants of the sale of the Property, the assignment of the Leases, the notice of transfer of security deposit, the transfer of claims made with regard to the security deposit and the transferee's name and address;

            (n) Such evidence or documents as may reasonably be required by the Escrow Holder or Buyer evidencing the status and capacity of Seller and the Authority of the person or persons who are executing the various documents on behalf of Seller in connection with the sale of the Property; and

            (o) Such other instruments as the Escrow Holder may reasonably request to effectuate the transaction contemplated by this Agreement.

      7.5 On or before the Escrow Closing Date the Buyer shall deliver or cause to be delivered at its expense each of the following to the Escrow Holder:

            (a) The Purchase Price for the Property, as such Purchase Price may have been further adjusted pursuant to the provisions of this Agreement and credited for any portion of the Escrowed Amount paid to the Seller, in the manner provided for in Article 3;

            (b)   Two duly executed Assignment of Leases;

            (c)   Two duly executed Assignment of Contracts;

            (d) Such evidence or documents as may reasonably be required by the Escrow Holder or Seller evidencing the status and capacity of Buyer and the Authority of the person or persons who are executing the various documents on behalf of Buyer in connection with the purchase of the Property;

            (e) Such other instruments as the Escrow Holder may reasonably request to effectuate the transaction contemplated by this Agreement;

            (f) Three counterpart  originals of the 1099 Designation  Agreement;
      and

            (g) Two counterpart originals of the Closing Statement.

      7.6 Upon the Close of Escrow, Escrow Holder shall promptly undertake the following in the manner indicated:

            (a) Cause the grant deed to be recorded in the Official Records of Alameda County.

            (b) Disburse all funds deposited with Escrow Holder by Buyer towards payment of the Purchase Price as provided for in the Closing Statement.

            (c) Deliver a title insurance policy to Buyer.

            (d)  Deliver  one  original  executed  Bill of Sale,  Assignment  of
      Leases,   Assignment  of  Contracts,  1099  Designation  Agreement  (after executing the same) and Closing Statement to each of Buyer and Seller.

            (e) Deliver the certificate of non-foreign status from the Seller, the Tenant Estoppel Certificates, the Leases, the Tenant correspondence, the keys, and the notice letters to the Buyer.

            (f) Deliver to both Buyer and Seller copies of all other documents delivered by either party or recorded pursuant to this Agreement.


                                    ARTICLE 8
                            CASUALTY AND CONDEMNATION

      8.1 If the Improvements are materially damaged or destroyed by fire or any other casualty and are not substantially restored to the condition immediately prior to such casualty before the Escrow Closing Date, the Buyer shall have the following elections:

            (a) to purchase the Property in its then condition and pay the Purchase Price, in which event the Seller shall pay over or assign to the Buyer as the case may be, on the Escrow Closing Date, all amounts recovered or recoverable by the Seller on account of any insurance as a result of such casualty plus the amount of any applicable deductible, less any amounts reasonably expended by the Seller for partial restoration; or

            (b) to terminate this Agreement by giving notice of termination to the Seller on or before that date which is thirty (30) days after the occurrence of the fire or other casualty or on the Escrow Closing Date, whichever occurs first, in which event the Escrow Holder shall return the Escrowed Amount to the Buyer, this Agreement shall terminate and neither the Seller nor the Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination).

      8.2 If any portion of or interest in the Property shall be taken or is in the process of being taken by exercise of the power of eminent domain or if any governmental authority notifies the Seller prior to the Escrow Closing Date of its intent to take or acquire any portion of or interest in the Property (each an "Eminent Domain Taking"), the Seller shall give notice promptly to the Buyer of such event and the Buyer shall have the option to terminate this Agreement by providing notice to the Seller to such effect on or before the date which is ten
(10) days from the Seller's notice to the Buyer of such Eminent Domain Taking or on the Escrow Closing Date, whichever occurs first, in which event the Escrow Holder shall return the Escrowed Amount to the Buyer, this Agreement shall terminate, and neither the Seller nor the Buyer shall have any recourse against the other. If the Buyer does not timely notify the Seller of its election to terminate this Agreement, the Buyer shall purchase the Property and pay the Purchase Price, and the Seller shall pay over or assign to the Buyer on delivery of the deed all awards recovered or recoverable by the Seller on account of such Eminent Domain Taking, less any amounts reasonably expended by the Seller in obtaining such award.


                                    ARTICLE 9
                              BROKERAGE COMMISSIONS

      The Buyer represents and warrants to the Seller that the Buyer has not dealt with, and is not obligated to pay, any fees or commissions to any broker in connection with the transaction contemplated by this Agreement. Seller represents and warrants to Buyer that Seller has not used or employed any broker or brokers in connection with the negotiation, execution or consummation of this transaction, other than CB Richard Ellis Inc. (Seller's Agent), and no finder's fee is payable in connection with this transaction. Buyer and Seller each hereby agree to indemnify, defend and hold the other harmless from and against any and all loss, costs, claims and expenses (including reasonable attorney's fees) which arise as a result of breach of the foregoing representation and warranty. The indemnification contained in this Article 9 shall survive Close of Escrow hereunder or termination hereof, as the case may be. Seller agrees to pay all commissions due to Seller's Agent or to any other party retained by Seller, except as this Agreement explicitly provides otherwise, in connection with the transaction contemplated by this Agreement but only if the transaction contemplated herein is consummated.


                                  ARTICLE 10
                        DEFAULT, TERMINATION AND REMEDIES

      10.1 In the event that Seller shall have failed in any material respect adverse to the Buyer on the Escrow Closing Date to have performed or has otherwise breached any of the covenants and agreements contained in this Agreement which are to be performed by the Seller on or before the Escrow Closing Date, the Buyer shall have the following remedies, (i) the right to take any and all legal actions necessary to compel the Seller's specific performance hereunder (it being acknowledged that damages at law would be an inadequate remedy), and to consummate the transaction contemplated by this Agreement in accordance with the provisions of this Agreement (such conveyance shall be deemed to satisfy and waive any other remedy) or (ii) the right to terminate this Agreement and receive the Escrowed Amount whereupon this Agreement shall terminate without further recourse.

      10.2 NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IF BUYER HAS NOT TERMINATED THIS AGREEMENT ON OR BEFORE THE EXPIRATION OF THE INSPECTION PERIOD OR THE EXPIRATION OF THE TITLE RESPONSE PERIOD, AND IF THE SALE OF THE PROPERTY TO BUYER IS NOT CONSUMMATED DUE TO BUYER'S DEFAULT UNDER THE AGREEMENT, OR IF EITHER OF THE TRANSACTIONS OR BOTH THE TRANSACTIONS CONTEMPLATED UNDER THE PURCHASE AND SALE AGREEMENTS ARE NOT CONSUMMATED DUE TO BUYER'S DEFAULT, SELLER SHALL BE ENTITLED TO RETAIN THE ESCROWED AMOUNT AS SELLER'S LIQUIDATED DAMAGES AS ITS SOLE REMEDY. THE PARTIES AGREE THAT IT WOULD BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO ASCERTAIN THE ACTUAL DAMAGES SUFFERED BY SELLER AS A RESULT OF BUYER'S DEFAULT UNDER THIS AGREEMENT, AND THAT UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS AGREEMENT, THE LIQUIDATED DAMAGES PROVIDED FOR IN THIS SECTION REPRESENTS A REASONABLE ESTIMATE OF THE DAMAGES WHICH SELLER WILL INCUR AS A RESULT OF SUCH BUYER'S DEFAULT AFTER THE EXPIRATION OF THE INSPECTION PERIOD, OR THE TITLE RESPONSE PERIOD, AS THE CASE MAY BE, PROVIDED, HOWEVER, THAT THIS PROVISION SHALL NOT WAIVE OR AFFECT SELLER'S RIGHTS AND BUYER'S OBLIGATIONS UNDER SECTION 5.8 AND ARTICLE 9 OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTION 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676, AND 1677.

SELLER'S INITIALS ___________ BUYER'S INITIALS __________________

            10.2.1 As material consideration to each party's agreement to the liquidated damages provisions stated in Section 10.2, each party hereby agrees to waive any and all rights whatsoever to contest the validity of the liquidated damage provisions for any reason whatsoever, including, but not limited to, that such provision was unreasonable under circumstances existing at the time this Agreement was made.

                                   ARTICLE 11
                                  MISCELLANEOUS

      11.1 Buyer may not assign or transfer its rights under this Agreement without Seller's prior written consent, which may be withheld in Seller's sole discretion. Any attempted assignment without the prior written consent of Seller shall be void and deemed a default of Buyer hereunder. Any permitted assignment shall not relieve the assigning party from any liability under this Agreement. Notwithstanding the foregoing, upon fifteen (15) days' prior written notice, CFSC CAPITAL CORP. LIV may assign its interest in this Agreement to (i) a corporation, partnership, or limited liability company in which CFSC CAPITAL CORP. LIV or CFSC CAPITAL CORP. LIV's principals maintain a controlling interest, (ii) an intermediary in connection with Cargill Inc.'s Section 1031 Exchange, (iii) Cargill Inc. or any entity owned or controlled by Cargill Inc. ( a Cargill Affiliate), or (iv) any entity owned or controlled by Cargill Inc. and Ellis Partners Inc. or by a Cargill Affiliate and Ellis Partners Inc.

      11.2 Buyer and Seller acknowledge that either party may desire to structure the sale and/or purchase of the Property as an exchange for like-kind property pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, in order to defer recognition of income from the disposition of the Property or other properties. Buyer and Seller agree to reasonably cooperate with each other to accomplish such exchange(s) and agree that any and all costs associated with said exchange(s) shall be borne solely by the exchanging party and shall in no way be attributable to the non-exchanging party. In no event shall the non-exchanging party be required to take title to the exchanged property(ies) to effectuate the tax deferred exchange contemplated in this
Section 11.2. In no event shall cooperation in an exchange require either party to delay the Close of Escrow provided for in this Agreement.

      11.3 Except as otherwise specifically provided herein, any notice required or permitted to be delivered under this Agreement shall be in writing and shall be deemed given (i) when delivered by hand during regular business hours, (ii) when received if sent by telecopy during regular business hours with an original sent by regular mail, (iii) three (3) days after being sent by United States Postal Service, registered or certified mail, postage prepaid, return receipt requested, or (iv) on the next business day when sent by a reputable overnight express mail service that provides tracing and proof of receipt or refusal of items mailed, addressed to the Seller or the Buyer, as the case may be, at the address or addresses set forth below or such other addresses as the parties may designate in a notice similarly sent. Any notice given by a party to Escrow Holder shall be simultaneously given to the other party. Any notice given by a party to the other party relating to its entitlement to the Escrowed Amount shall be simultaneously given to the Escrow Holder.

(1)   If to Buyer:

            CFSC CAPITAL CORP. LIV
            6000 Clearwater Drive
            Minnetonka, MN 55343
            Attn: Timothy S. Clark
            Fax No.: (612) 984-3905

      with a copy to:

            Ellis Partners, Inc.
            433 California Street, Suite 610
            San Francisco, CA 94194
            Attn: Harold A. Ellis, Jr.
            Fax No.: (415) 391-4711

      and

            Freed & Heinemann LLP
            One Jackson Place
            633 Battery Street, Suite 620
            San Francisco, CA 9411
            Attn: Peter Heinemann, Esq.
            Fax No.: (415) 988-0999

(2) If to Seller:

            Hacienda Park Associates
            c/o PaineWebber Properties Incorporated
            265 Franklin Street - 15th Floor
            Boston, MA 02110
            Attn: Peter Sullivan
            Fax No.: (617) 345-8752

            with a copy to:

            Goodwin, Procter and Hoar  LLP
            Exchange Place
            Boston, Massachusetts 02109
            Attn: Andrew C. Sucoff, Esq.
            Fax No.: (617) 227-8591

(3) If to the Escrow Holder:

            First American Title Guaranty Company
            345 California Street, Suite 1650
            San Francisco, CA 94104
            Attn: Beatrice Cherene
            Fax No.: (415) 398-5446

      11.4 Words of any gender used in this Agreement shall be held and construed to include any other gender, and words of a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

      11.5 The captions used in connection with the Articles of this Agreement are for convenience only and shall not be deemed to extend, limit or otherwise define or construe the meaning of the language of this Agreement.

      11.6 Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      11.7 This Agreement may be amended only by a written instrument executed by the Seller and the Buyer.

      11.8 This Agreement embodies the entire agreement between the Seller and the Buyer with respect to the transaction contemplated in this Agreement, and there have been and are no covenants, representations, warranties or restrictions between the Seller and the Buyer with regard thereto other than those set forth or provided for in this Agreement. Any prior agreements are hereby terminated and superseded by this Agreement.

      11.9 This Agreement shall be construed under and in accordance with the laws of the State of California.

      11.10 This Agreement may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both the Buyer and Seller are not signatory to the same counterpart.

      11.11 The Escrow Holder has executed this Agreement only for the purpose of agreeing to perform the duties assigned to it under this Agreement. The Escrow Holder shall deposit the Escrowed Amount in an interest bearing account. From the Opening of Escrow the Escrow Holder shall, upon receiving a copy of a notice given by a party in accordance with this Agreement claiming entitlement to all or a portion of the Escrowed Amount, give a notice to the other party that such claim of entitlement has been made. The Escrow Holder shall not cause or permit any portion of the Escrowed Amount to be disbursed until the expiration of five (5) days of giving such notice whereupon, if the party to whom such notice was given has not given the Escrow Holder notice of its objection to a disbursement in accordance with the claim of entitlement, the Escrow Holder shall cause a disbursement of the Escrowed Amount as requested. If such party timely objects, however, the Escrow Holder shall retain the Escrowed Amount and not disburse any portion of the same unless directed by the mutual written direction of the parties. The Escrow Holder shall at all times disburse the Escrowed Amount as required in a mutual written direction of the parties. This Agreement shall terminate upon any such request from Buyer pursuant to Sections 4.5, 5.3, 6.1 and 7.1 and Article 8 above.

      11.12 In the event of any disagreement between the parties, the Escrow Holder shall retain all deposits pending instructions mutually agreed to by the Seller and Buyer. In the event there is no mutual agreement by Seller and Buyer for disbursements, the Escrow Holder shall hold said deposits pending a court order to disburse. The Escrow Holder may conclusively rely on the authenticity, validity and effectiveness of any writing delivered to it, and Escrow Holder shall not be obligated to make any investigation or determination, except as provided in the case of disputes as to the truth and accuracy of any information contained therein. Buyer and Seller agree to defend, indemnify and hold Escrow Holder harmless from any liabilities, suits, claims, or expenses arising from or out of or in connection with Escrow Holder's acts or failure to act hereunder, unless caused or created as a result of Escrow Holder's gross negligence or willful misconduct, and Escrow Holder shall be entitled to reimbursement by Buyer and/or Seller for all reasonable costs and expenses incurred in the performance of its duties hereunder including, without limitation, all out-of-pocket expenses and reasonable attorneys fees of counsel retained by Escrow Holder. Any such costs and expenses not paid by the parties after billing and supporting documentation by Escrow Holder may be paid by Escrow Holder out of the Escrowed Amount. If there is a settlement by Buyer and Seller prior to a court order, the Buyer and Seller will share equally in the expenses incurred by the Escrow Holder. Otherwise, the non-prevailing party shall assume full responsibility for the Escrow Holder's expenses. Escrow Holder is not required to advance or expend or risk its own funds or otherwise incur personal liability in performance of its duties hereunder and it may require advancement of funds by the parties.

      11.13 Time is expressly declared to be of the essence of this Agreement.

      11.14 The obligations of Seller hereunder shall be binding only on the Property and neither the Buyer nor anyone claiming by, through or under the Buyer shall be entitled to obtain any judgment extending liability beyond the Property or creating personal liability on the part of the officers, directors, shareholders, partners or agents of Seller or any of their successors. The obligations of Buyer hereunder shall be binding only on the assets of Buyer and neither the Seller nor anyone claiming by, through or under the Seller shall be entitled to obtain any judgment creating personal liability on the part of the partners, officers, shareholders, or agents of Buyer or any of their successors or any affiliated entities.

      11.15 In order that Seller may liquidate after the Close of Escrow without having to maintain reserves as a result of any continuing obligations hereunder and notwithstanding any provision in this Agreement to the contrary, all obligations of the Seller under this Agreement which survive the Close of Escrow, including, without limitation, tax adjustments pursuant to Section 3.4, utility adjustments pursuant to Section 3.6, rent and lease expense adjustments pursuant to Section 3.7.3, Seller's Substitute Estoppel pursuant to Section 4.5, Seller's representations and warranties pursuant to Section 6.4.1 and Seller's representation and warranty and indemnification pursuant to Article 9 shall only survive until the earlier of (i) the dissolution of the Seller during the normal course of business or (ii) six (6) months.

      11.16 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                                  ARTICLE 12
                           IRS FORM 1099-S DESIGNATION

      12.1 In order to comply with information reporting requirements of Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties agree (1) to execute an IRS Form 1099-S Designation Agreement in the form attached hereto as Schedule H at or prior to the Close of Escrow to designate the Escrow Holder (the "Designee") as the party who shall be responsible for reporting the contemplated sale of the Property to the Internal Revenue Service (the "IRS") on IRS Form 1099-S; (2) to provide the Designee with the information necessary to complete Form 1099-S; (3) that the Designee shall not be liable for the actions taken under this Agreement, or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of the Designee; and (4) that the Designee shall be indemnified by the parties for any costs or expenses incurred as a result of the actions taken hereunder, except as they may be the result of gross negligence or willful misconduct on the part of the Designee. The Designee shall provide all parties to this transaction with copies of the IRS Forms 1099-S filed with the IRS and with any other documents used to complete IRS Form 1099-S.


             [The remainder of this page intentionally left blank]

      IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first set forth above.

                                    BUYER:

                                    CFSC CAPITAL CORP. LIV, a Delaware
                                     corporation


                                    By:   /s/ Timothy S. Clark
                                          --------------------
                                          Name:  Timothy S. Clark
                                          Title:  Vice President

                                     SELLER:

                                    HACIENDA PARK ASSOCIATES, a California
                                    general partnership

                                    By:   PaineWebber Equity Partners Two
                                          Limited Partnership, its joint
                                          venturer

                                          By:   Second Equity Partners, Inc.,
                                                its managing general partner


                                                By:   /s/ Richard S. Coomber
                                                      ----------------------
                                                Name: Richard S. Coomber
                                                Title: Vice President

                                    By:   Second Equity Partners, Inc., its
                                          joint venturer


                                                By:   /s/ Richard S. Coomber
                                                      ----------------------
                                                Name: Richard S. Coomber
                                                Title: Vice President

                              October 9, 1998

VIA FACSIMILE

Mr. Harold Ellis, Jr.
Ellis Partners, Inc.
433 California Street, Suite 610
San Francisco, CA 94101

Mr. Timothy Clark
Cargill Inc.
6000 Clearwater Drive
Minnetonka, MN 55343-9497

Peter Heinemann, Esq.
Freed & Heinemann LLP
One Jackson Place
633 Battery Street, Suite 620
San Francisco, CA 94111

      RE: Hacienda Office Portfolio, Sunnyvale, California

Gentlemen:

      Reference is made to the Joint Escrow Instructions and Purchase and Sale Agreement by and between CFSC CAPITAL CORP. LIV (the Buyer) and PaineWebber Mortgage Partners Five, L.P., the Joint Escrow Instructions and Purchase and Sale Agreement by and between Buyer and Hacienda Park Associates (regarding Gibraltar Center), the Joint Escrow Instructions and Purchase and Sale Agreement by and between Buyer and Hacienda Park Associates (regarding Saratoga Center), and the Joint Escrow Instructions and Purchase and Sale Agreement by and between Buyer and Sunol Center Associates (PaineWebber Mortgage Partners Five, L.P., Hacienda Park Associates and Sunol Center Associates shall be collectively known herein as the Sellers) all dated as of September 21, 1998 (collectively the Purchase Agreements). All capitalized terms not defined herein shall have the meaning ascribed to them in the Purchase Agreements. At the request of the Buyer, the Sellers hereby agree to extend the Inspection Periods under each of the Purchase Agreements until 5:00 pm eastern time Wednesday, October 14, 1998.

      All other terms and provisions of the Purchase Agreements are hereby ratified and confirmed.

      Please sign this letter on the counterpart signature line provided below and fax a copy of the signed letter to the attention of Rita M. Schwantes at
(617) 227-8591 by no later than 5:00 pm eastern time Friday, October 9, 1998 and forward an original signed letter to Rita M. Schwantes at Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109 by overnight mail to arrive no later than Monday, October 12, 1998. If a signed copy of this letter is not received by facsimile by 5:00 pm eastern time on Friday, October 9, 1998 and an original signed letter is not received by Monday, October 12, 1998, this letter shall be automatically rendered void and without any force or effect and the Sellers' offer to extend the Inspection Periods shall be automatically revoked.

                                    SELLERS:

                                    PAINEWEBBER MORTGAGE PARTNERS FIVE, L.P., a Delaware limited partnership

                                    By:   Fifth Mortgage Partners, Inc., its
                                          general partner


                                          By:   /s/ Richard S. Coomber
                                                -----------------------
                                                Name: Richard S. Coomber
                                                Title: Vice President

                                          HACIENDA PARK ASSOCIATES, a
                                          California general partnership

                                    By:   PaineWebber Equity Partners Two
                                          Limited Partnership, its joint
                                          venturer

                                          By:   Second Equity Partners, Inc.,
                                                its managing general partner


                                                By: /s/ Richard S. Coomber
                                                    ----------------------
                                                Name: Richard S. Coomber
                                                Title:  Vice President

                                    By:   Second Equity Partners, Inc., its
                                          joint venturer


                                                By: /s/ Richard S. Coomber
                                                    ----------------------
                                                Name: Richard S. Coomber
                                                Title: Vice President



                                          SUNOL CENTER ASSOCIATES, a
                                          California general partnership

                                    By:   PaineWebber Equity Partners One
                                          Limited Partnership, its joint
                                          venturer

                                          By:   First Equity Partners, Inc.,
                                                its managing general partner

                                                By: /s/ Richard S. Coomber
                                                    ----------------------
                                                Name: Richard S. Coomber
                                                Title: Vice President


                                    By:   First Equity Partners, Inc., its
                                          joint venturer


                                                By:   /s/ Richard S. Coomber
                                                      ----------------------
                                                Name: Richard S. Coomber
                                                Title:  Vice President


ACKNOWLEDGED AND AGREED TO:

BUYER:

CFSC CAPITAL CORP. LIV, a Delaware corporation


By:   /s/ Timothy S. Clark
      --------------------
      Name:  Timothy S. Clark
      Title:  Vice President

cc:   Mr. Richard Coomber
      Mr. Mark Dunne
      Mr. Peter Sullivan
      Andrew C. Sucoff, Esq.

                                October 14, 1998

VIA FACSIMILE

Mr. Harold Ellis, Jr.
Ellis Partners, Inc.
433 California Street, Suite 610
San Francisco, CA 94101

Mr. Timothy Clark
Cargill Inc.
6000 Clearwater Drive
Minnetonka, MN 55343-9497

Peter Heinemann, Esq.
Freed & Heinemann LLP
One Jackson Place
633 Battery Street, Suite 620
San Francisco, CA 94111

      RE: Hacienda Office Portfolio, Sunnyvale, California

Gentlemen:

      Reference is made to the Joint Escrow Instructions and Purchase and Sale Agreement by and between CFSC CAPITAL CORP. LIV (the Buyer) and PaineWebber Mortgage Partners Five, L.P., the Joint Escrow Instructions and Purchase and Sale Agreement by and between Buyer and Hacienda Park Associates (regarding Gibraltar Center), the Joint Escrow Instructions and Purchase and Sale Agreement by and between Buyer and Hacienda Park Associates (regarding Saratoga Center), and the Joint Escrow Instructions and Purchase and Sale Agreement by and between Buyer and Sunol Center Associates (PaineWebber Mortgage Partners Five, L.P., Hacienda Park Associates and Sunol Center Associates shall be collectively known herein as the Sellers) all dated as of September 21, 1998 as affected by that certain Letter Agreement dated October 9, 1998 (collectively the Purchase Agreements). All capitalized terms not defined herein shall have the meaning ascribed to them in the Purchase Agreements. At the request of the Buyer, the Sellers hereby agree to extend the Inspection Periods under each of the Purchase Agreements until 5:00 pm eastern time Monday, October 19, 1998.

      All other terms and provisions of the Purchase Agreements are hereby ratified and confirmed.

      Please sign this letter on the counterpart signature line provided below and fax a copy of the signed letter to the attention of Rita M. Schwantes at
(617) 227-8591 by no later than 5:00 pm eastern time Wednesday, October 14, 1998 and forward an original signed letter to Rita M. Schwantes at Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109 by overnight mail to arrive no later than Thursday, October 15, 1998. If a signed copy of this letter is not received by facsimile by 5:00 pm eastern time on Wednesday, October 14, 1998 and an original signed letter is not received by Thursday, October 15, 1998, this letter shall be automatically rendered void and without any force or effect and the Sellers' offer to extend the Inspection Periods shall be automatically revoked.

                                    SELLERS:

                                    PAINEWEBBER MORTGAGE PARTNERS FIVE, L.P., a Delaware limited partnership

                                    By:   Fifth Mortgage Partners, Inc., its
                                          general partner


                                          By:   /s/ Richard S. Coomber
                                                ----------------------
                                          Name: Richard S. Coomber
                                          Title: Vice President


                                          HACIENDA PARK ASSOCIATES, a
                                          California general partnership

                                    By:   PaineWebber Equity Partners Two
                                          Limited Partnership, its joint
                                          venturer

                                          By:   Second Equity Partners, Inc.,
                                                its managing general partner

                                                By:   /s/ Richard S. Coomber
                                                      ----------------------
                                                Name: Richard S. Coomber
                                                Title: Vice President


                                    By:   Second Equity Partners, Inc., its
                                          joint venturer


                                                By:   /s/ Richard S. Coomber
                                                      --------------------
                                                Name: Richard S. Coomber
                                                Title: Vice President

                                          SUNOL CENTER ASSOCIATES, a
                                          California general partnership

                                    By:   PaineWebber Equity Partners One
                                          Limited Partnership, its joint
                                          venturer

                                          By:   First Equity Partners, Inc.,
                                                its managing general partner


                                                By:   /s/ Richard S. Coomber
                                                      ----------------------
                                                Name: Richard S. Coomber
                                                Title: Vice President

                                    By:   First Equity Partners, Inc., its
                                          joint venturer


                                                By:   /s/ Richard S. Coomber
                                                      ----------------------
                                                Name: Richard S. Coomber
                                                Title: Vice President



ACKNOWLEDGED AND AGREED TO:

BUYER:

CFSC CAPITAL CORP. LIV, a Delaware corporation


By:   /s/ Timothy S. Clark
      --------------------
      Name:  Timothy S. Clark
      Title:  Vice President

                               October 21, 1998

VIA FACSIMILE

Mr. Harold Ellis, Jr.
Ellis Partners, Inc.
433 California Street, Suite 610
San Francisco, CA 94101

Mr. Timothy Clark
Cargill Inc.
6000 Clearwater Drive
Minnetonka, MN 55343-9497

Peter Heinemann, Esq.
Freed & Heinemann LLP
One Jackson Place
633 Battery Street, Suite 620
San Francisco, CA 94111


      RE:   Saratoga Center, Pleasanton, California

Gentlemen:

      Reference is made to the Joint Escrow Instructions and Purchase and Sale Agreement by and between CFSC CAPITAL CORP. LIV (the Buyer) and Hacienda Park Associates (the Seller) (regarding Saratoga Center) dated as of September 21, 1998 as affected by that certain Letter Agreement dated October 9, 1998 and that certain Letter Agreement dated October 14, 1998 (collectively the Purchase Agreement) and as terminated by notice from Buyer dated October 19, 1998 (the Termination Notice). All capitalized terms not defined herein shall have the meaning ascribed to them in the Purchase Agreement. Buyer and Seller hereby agree to reinstate the Purchase Agreement as if the Termination Notice had never been delivered. Buyer and Seller agree that the Inspection Period is deemed to have expired on October 19, 1998. Buyer acknowledges that Buyer does not object to, and waives all rights, if any, to object to any matter listed on the Title Report and Survey. Seller hereby agrees that The Prudential Insurance Company of America Deed of Trust recorded in the Official Records of Alameda County as Document No. 95032196 (the Deed of Trust) shall be reconveyed on or before the Escrow Closing Date or, failing the reconveyance of the Deed of Trust, the Title Company shall not take exception for the same in the title policy for the Real Property to be issued to Buyer. The Seller reserves the right to use the proceeds from the Close of Escrow to pay the indebtedness secured by the Deed of Trust. Buyer and Seller agree that the Escrow Closing Date as defined in the Purchase Agreement is hereby amended to be thirty (30) days after the expiration of the Inspection Period, including the date of expiration of the Inspection Period, which date is November 17, 1998. Buyer and Seller agree that the Purchase Price as defined in the Purchase Agreement is hereby amended to be $13,250,000.00.

      Contemporaneously with the execution hereof Buyer is depositing with the Title Company $375,000.00, as set forth in Section 3.3 of the Purchase Agreement.

      All other terms and provisions of the Purchase Agreement are hereby ratified and confirmed.

      This agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same agreement.

      Please sign this letter on the counterpart signature line provided below and fax a copy of the signed letter to the attention of Rita M. Schwantes at
(617) 227-8591 by no later than 5:00 pm eastern time Wednesday, October 21, 1998 and forward an original signed letter to Rita M. Schwantes at Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109 by overnight mail to arrive no later than Thursday, October 22, 1998. If a signed copy of this letter is not received by facsimile by 5:00 pm eastern time on Wednesday, October 21, 1998, an original signed letter is not received by Thursday, October 22, 1998 and the deposit referred to above is not deposited with the Title Company by 5:00 pm eastern time Wednesday, October 21, 1998, this letter shall be automatically rendered void and without any force or effect and the Seller's offer to reinstate the Purchase Agreement, on the terms herein or otherwise, shall be automatically revoked. This agreement is contingent upon the execution of the reinstatement agreements for the other Purchase and Sale Agreements.

                                     SELLER:

                                    HACIENDA PARK ASSOCIATES, a California
                                    general partnership

                                    By:   PaineWebber Equity Partners Two
                                          Limited Partnership, its joint
                                          venturer

                                          By:   Second Equity Partners, Inc.,
                                                its managing general partner

                                                By:   /s/ Richard S. Coomber
                                                      ----------------------
                                                Name: Richard S. Coomber
                                                Title: Vice President

                                    By:   Second Equity Partners, Inc., its
                                          joint venturer

                                                By:   /s/ Richard S. Coomber
                                                      ----------------------
                                                Name: Richard S. Coomber
                                                Title: Vice President


ACKNOWLEDGED AND AGREED TO:

BUYER:

CFSC CAPITAL CORP. LIV, a Delaware corporation


By:   /s/ Timothy S. Clark
      --------------------
      Name:  Timothy S. Clark
      Title:  Vice President

                               October 21, 1998

VIA FACSIMILE

Mr. Harold Ellis, Jr.
Ellis Partners, Inc.
433 California Street, Suite 610
San Francisco, CA 94101

Mr. Timothy Clark
Cargill Inc.
6000 Clearwater Drive
Minnetonka, MN 55343-9497

Peter Heinemann, Esq.
Freed & Heinemann LLP
One Jackson Place
633 Battery Street, Suite 620
San Francisco, CA 94111


      RE:   Gibraltar Center, Pleasanton, California

Gentlemen:

      Reference is made to the Joint Escrow Instructions and Purchase and Sale Agreement by and between CFSC CAPITAL CORP. LIV (the Buyer) and Hacienda Park Associates (the Seller) (regarding Gibraltar Center) dated as of September 21, 1998 as affected by that certain Letter Agreement dated October 9, 1998 and that certain Letter Agreement dated October 14, 1998 (collectively the Purchase Agreement) and as terminated by notice from Buyer dated October 19, 1998 (the Termination Notice). All capitalized terms not defined herein shall have the meaning ascribed to them in the Purchase Agreement. Buyer and Seller hereby agree to reinstate the Purchase Agreement as if the Termination Notice had never been delivered. Buyer and Seller agree that the Inspection Period is deemed to have expired on October 19, 1998. Buyer acknowledges that Buyer does not object to, and waives all rights, if any, to object to any matter listed on the Title Report and Survey. Seller hereby agrees that The Prudential Insurance Company of America Deed of Trust recorded in the Official Records of Alameda County as Document No. 95032196 (the Deed of Trust) shall be reconveyed on or before the Escrow Closing Date or, failing the reconveyance of the Deed of Trust, the Title Company shall not take exception for the same in the title policy for the Real Property to be issued to Buyer. The Seller reserves the right to use the proceeds from the Close of Escrow to pay the indebtedness secured by the Deed of Trust. Buyer and Seller agree that the Escrow Closing Date as defined in the Purchase Agreement is hereby amended to be thirty (30) days after the expiration of the Inspection Period, including the date of expiration of the Inspection Period, which date is November 17, 1998. Buyer and Seller agree that the Purchase Price as defined in the Purchase Agreement is hereby amended to be $11,750,000.00.

      Contemporaneously with the execution hereof Buyer is depositing with the Title Company $375,000.00, as set forth in Section 3.3 of the Purchase Agreement.

      All other terms and provisions of the Purchase Agreement are hereby ratified and confirmed.

      This agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same agreement.

      Please sign this letter on the counterpart signature line provided below and fax a copy of the signed letter to the attention of Rita M. Schwantes at
(617) 227-8591 by no later than 5:00 pm eastern time Wednesday, October 21, 1998 and forward an original signed letter to Rita M. Schwantes at Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109 by overnight mail to arrive no later than Thursday, October 22, 1998. If a signed copy of this letter is not received by facsimile by 5:00 pm eastern time on Wednesday, October 21, 1998, an original signed letter is not received by Thursday, October 22, 1998 and the deposit referred to above is not deposited with the Title Company by 5:00 pm eastern time Wednesday, October 21, 1998, this letter shall be automatically rendered void and without any force or effect and the Seller's offer to reinstate the Purchase Agreement, on the terms herein or otherwise, shall be automatically revoked. This agreement is contingent upon the execution of the reinstatement agreements for the other Purchase and Sale Agreements.



                                     SELLER:

                                    HACIENDA PARK ASSOCIATES, a California
                                    general partnership

                                    By:   PaineWebber Equity Partners Two
                                          Limited Partnership, its joint
                                          venturer

                                          By:   Second Equity Partners, Inc.,
                                                its managing general partner


                                                By:   /s/ Richard S. Coomber
                                                       ---------------------
                                                Name: Richard S. Coomber
                                                Title: Vice President


                                    By:   Second Equity Partners, Inc., its
                                          joint venturer

                                                By:   /s/ Richard S. Coomber
                                                      ----------------------
                                                Name: Richard S. Coomber
                                                Title: Vice President


ACKNOWLEDGED AND AGREED TO:

BUYER:

CFSC CAPITAL CORP. LIV, a Delaware corporation


By:   /s/ Timothy S. Clark
      --------------------
      Name:  Timothy S. Clark
      Title:  Vice President

                                November 17, 1998

VIA FACSIMILE

Mr. Harold Ellis, Jr.
Ellis Partners, Inc.
433 California Street, Suite 610
San Francisco, CA 94101

Mr. Timothy Clark
Cargill Inc.
6000 Clearwater Drive
Minnetonka, MN 55343-9497

Peter Heinemann, Esq.
Freed & Heinemann LLP
One Jackson Place
633 Battery Street, Suite 620
San Francisco, CA 94111


      RE:   Saratoga Center, Pleasanton, California

Gentlemen:

      Reference is made to the Joint Escrow Instructions and Purchase and Sale Agreement by and between CFSC CAPITAL CORP. LIV (the Buyer) and Hacienda Park Associates (the Seller) (regarding Saratoga Center) dated as of September 21, 1998 as affected by that certain Letter Agreement dated October 9, 1998 and that certain Letter Agreement dated October 14, 1998 and that certain Letter Agreement dated October 21, 1998 (collectively the Purchase Agreement). All capitalized terms not defined herein shall have the meaning ascribed to them in the Purchase Agreement. At the request of Buyer, Buyer and Seller agree that the Purchase Agreement is hereby amended to provide that the Close of Escrow shall occur in the offices of the Escrow Holder at 10:00 a.m. Friday, November 20, 1998 (the Escrow Closing Date).

      All other terms and provisions of the Purchase Agreement are hereby ratified and confirmed.

      This agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same agreement.

            Please sign this letter on the counterpart signature line provided below and fax a copy of the signed letter to the attention of Rita M. Schwantes at (617) 227-8591 by no later than 5:00 pm eastern time Tuesday, November 17, 1998 and forward an original signed letter to Rita M. Schwantes at Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109 by overnight mail to arrive no later than Wednesday, November 18, 1998. If a signed copy of this letter is not received by facsimile by 5:00 pm eastern time on Tuesday, November 17, 1998, an original signed letter is not received by Wednesday, November 18, 1998, this letter shall be automatically rendered void and without any force or effect and the Seller's offer to change the Escrow Closing Date shall be automatically revoked. This agreement is contingent upon the execution of the letter agreements extending the Escrow Closing Date for the other Purchase and Sale Agreements.


             [The remainder of this page intentionally left blank]

                                     SELLER:

                                    HACIENDA PARK ASSOCIATES, a California
                                    general partnership

                                    By:   PaineWebber Equity Partners Two
                                          Limited Partnership, its joint
                                          venturer

                                          By:   Second Equity Partners, Inc.,
                                                its managing general partner

                                                By:   /s/ Richard S. Coomber
                                                      ----------------------
                                                Name: Richard S. Coomber
                                                Title:     Vice President

                                    By:   Second Equity Partners, Inc., its
                                          joint venturer

                                                By:   /s/ Richard S. Coomber
                                                      ----------------------
                                                Name: Richard S. Coomber
                                                Title:  Vice President

ACKNOWLEDGED AND AGREED TO:

BUYER:

CFSC CAPITAL CORP. LIV, a Delaware corporation


By:   /s/ Timothy S. Clark
      --------------------
      Name:  Timothy S. Clark
      Title:  Vice President

                                November 17, 1998

VIA FACSIMILE

Mr. Harold Ellis, Jr.
Ellis Partners, Inc.
433 California Street, Suite 610
San Francisco, CA 94101

Mr. Timothy Clark
Cargill Inc.
6000 Clearwater Drive
Minnetonka, MN 55343-9497

Peter Heinemann, Esq.
Freed & Heinemann LLP
One Jackson Place
633 Battery Street, Suite 620
San Francisco, CA 94111


      RE:   Gibraltar Center, Pleasanton, California

Gentlemen:

      Reference is made to the Joint Escrow Instructions and Purchase and Sale Agreement by and between CFSC CAPITAL CORP. LIV (the Buyer) and Hacienda Park Associates (the Seller) (regarding Gibraltar Center) dated as of September 21, 1998 as affected by that certain Letter Agreement dated October 9, 1998 and that certain Letter Agreement dated October 14, 1998 and that certain Letter Agreement dated October 21, 1998 (collectively the Purchase Agreement). All capitalized terms not defined herein shall have the meaning ascribed to them in the Purchase Agreement. At the request of Buyer, Buyer and Seller agree that the Purchase Agreement is hereby amended to provide that the Close of Escrow shall occur in the offices of the Escrow Holder at 10:00 a.m. Friday, November 20, 1998 (the Escrow Closing Date).

      All other terms and provisions of the Purchase Agreement are hereby ratified and confirmed.

      This agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same agreement.

      Please sign this letter on the counterpart signature line provided below and fax a copy of the signed letter to the attention of Rita M. Schwantes at
(617) 227-8591 by no later than 5:00 pm eastern time Tuesday, November 17, 1998 and forward an original signed letter to Rita M. Schwantes at Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109 by overnight mail to arrive no later than Wednesday, November 18, 1998. If a signed copy of this letter is not received by facsimile by 5:00 pm eastern time on Tuesday, November 17, 1998, an original signed letter is not received by Wednesday, November 18, 1998, this letter shall be automatically rendered void and without any force or effect and the Seller's offer to change the Escrow Closing Date shall be automatically revoked. This agreement is contingent upon the execution of the letter agreements extending the Escrow Closing Date for the other Purchase and Sale Agreements.


             [The remainder of this page intentionally left blank]

                                   SELLER:

                                    HACIENDA PARK ASSOCIATES, a California
                                    general partnership

                                    By:   PaineWebber Equity Partners Two
                                          Limited Partnership, its joint
                                          venturer

                                          By:   Second Equity Partners, Inc.,
                                                its managing general partner


                                                By:   /s/ Richard S. Coomber
                                                      ----------------------
                                                Name: Richard S. Coomber
                                                Title:  Vice President

                                    By:   Second Equity Partners, Inc., its
                                          joint venturer

                                                By:   /s/ Richard S. Coomber
                                                      ----------------------
                                                Name: Richard S. Coomber
                                                Title: Vice President


ACKNOWLEDGED AND AGREED TO:

BUYER:

CFSC CAPITAL CORP. LIV, a Delaware corporation


By:   /s/ Timothy S. Clark
      --------------------
      Name:  Timothy S. Clark
      Title:  Vice President

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                CFSC Capital Corp. LIV/Crosstown Ventures II, LLC

                                 Saratoga Center
                             Pleasanton, California


      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Assignment"), entered into as of November 20, 1998, by and between CFSC CAPITAL CORP. LIV, a Delaware corporation ("Assignor"), and CROSSTOWN VENTURES II, LLC, a Delaware limited liability company ("Assignee"), is made with respect to the following facts:

                                    RECITAL:

            A. Assignor is party to that certain Joint Escrow Instructions and Purchase and Sale Agreement by and between Hacienda Park Associates, a California general partnership, as seller ("Seller") and Assignor, as buyer ("Buyer"), dated as of September 21, 1998, as amended by those certain Letter Agreements dated October 9, 1998, October 14, 1998, and October 21, 1998, with respect to the sale and purchase of certain real estate commonly known as Saratoga Center and located at 4696 and 4698 Willow Road, and 5934 Gibraltar Drive, City of Pleasanton, Alameda County, California, as more particularly described therein (as amended, the "Agreement").

            B. As contemplated by the Agreement, Assignor has elected to assign all of its right, title, interest and obligations under the Agreement to Assignee. Assignee is a limited liability company in which Buyer's principals maintain a controlling interest, in compliance with Section 11.1(I) of the Agreement, and is an entity owned or controlled by Cargill, Inc. pursuant to
Section 11.1 clause (iv) of the Agreement.

            NOW, THEREFORE, for and in consideration of the Recitals, which are intended to be a part of this Assignment, and for other good and valuable consideration, the receipt and sufficiently of which is hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                                    AGREEMENT

            1. Effective upon the execution and delivery of this Assignment, Assignor hereby assigns to Assignee all of its right, title, interest and obligations under the Agreement. Upon close of the escrow contemplated by the Agreement and assumption by Assignee, Assignor shall have no further rights, title, interests, obligations, duties or continuing liability under the Agreement.

            2. Assignee hereby assumes all of the duties and obligations of Assignor under or otherwise pertaining to the Agreement.

            3. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall be one and the same instrument.

            IN WITNESS WHEREOF, the parties have caused this Agreement as of the date first written above.

ASSIGNOR:                              ASSIGNEE:

CFSC CAPITAL CORP. LIV,                CROSSTOWN VENTURES II, LLC,
a Delaware corporation                 a Delaware limited liability company

                                       By:  CFSC Capital Corp. LIV,
By:  /s/ Timothy S. Clark                   a Delaware Corporation,
     --------------------                   its Manager
Name:  Timothy S. Clark
Title:  Vice President


                                          By:  /s/ Timothy S. Clark
                                               --------------------
                                          Name:  Timothy S. Clark
                                          Title:  Vice President


RECEIPT ACKNOWLEDGED AS OF
DATE OF THE AGREEMENT:


HACIENDA PARK ASSOCIATES,
a California general partnership

By:   PaineWebber Equity Partners Two Limited
      Partnership, its joint venturer

      By:  Second Equity Partners, Inc.,
            its managing general partner

            By:  /s/ Peter F. Sullivan
                 ---------------------
            Name: Peter F. Sullivan
            Title:  Vice President

By:   Second Equity Partners, Inc., its joint venturer

      By:  /s/ Peter F. Sullivan
           ---------------------
      Name: Peter F. Sullivan
      Title:  Vice President

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                    CFSC Capital Corp. LIV/CEP Gibraltar LLC

                                Gibraltar Center
                             Pleasanton, California


      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Assignment"), entered into as of November 20, 1998, by and between CFSC CAPITAL CORP. LIV, a Delaware corporation ("Assignor"), and CEP GIBRALTAR LLC, a Delaware limited liability company ("Assignee"), is made with respect to the following facts:

                                    RECITAL:

            A. Assignor is party to that certain Joint Escrow Instructions and Purchase and Sale Agreement by and between Hacienda Park Associates, a California general partnership, as seller ("Seller") and Assignor, as buyer ("Buyer"), dated as of September 21, 1998, as amended by those certain Letter Agreements dated October 9, 1998, October 14, 1998, and October 21, 1998, with respect to the sale and purchase of certain real estate commonly known as Gibraltar Center and located at 5667 Gibraltar Drive and 5731 West Las Positas Drive, City of Pleasanton, Alameda County, California, as more particularly described therein (as amended, the "Agreement").

            B. As contemplated by the Agreement, Assignor has elected to assign all of its right, title, interest and obligations under the Agreement to Assignee. Assignee is a limited liability company in which Buyer's principals maintain a controlling interest, in compliance with Section 11.1(I) of the Agreement, and is an entity owned or controlled by Cargill Affiliate and Ellis Partners, Inc., in compliance with Section 11.1 (iv) of the Agreement.

            NOW, THEREFORE, for and in consideration of the Recitals, which are intended to be a part of this Assignment, and for other good and valuable consideration, the receipt and sufficiently of which is hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                                    AGREEMENT

            1. Effective upon the execution and delivery of this Assignment, Assignor hereby assigns to Assignee all of its right, title, interest and obligations under the Agreement. Upon close of the escrow contemplated by the Agreement and assumption by Assignee, Assignor shall have no further rights, title, interests, obligations, duties or continuing liability under the Agreement.

            2. Assignee hereby assumes all of the duties and obligations of Assignor under or otherwise pertaining to the Agreement.

            3. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall be one and the same instrument.

            IN WITNESS WHEREOF, the parties have caused this Agreement as of the date first written above.

ASSIGNOR:                              ASSIGNEE:

CFSC CAPITAL CORP. LIV,                CEP GIBRALTAR LLC,
a Delaware corporation                 a Delaware limited liability company

                                       By:  CEP Investors XILLC,
By:  /s/ Timothy S. Clark                   a Delaware Corporation,
     --------------------                   Its Member Manager
Name:  Timothy S. Clark
Title:  Vice President
                                          By:  EPI Investors XILLC,
                                               a California limited liability
                                               company, its Manager

                                             By:  Ellis Partners, Inc.
                                                  a California corporation,
                                                  its Manager


                                                   By:  /s/ Timothy S. Clark
                                                        --------------------
                                                   Name:  Timothy S. Clark
                                                   Title:  Vice President


RECEIPT ACKNOWLEDGED AS OF
DATE OF THE AGREEMENT:


HACIENDA PARK ASSOCIATES,
a California general partnership

By:   PaineWebber Equity Partners Two Limited
      Partnership, its joint venturer

      By:  Second Equity Partners, Inc.,
           its managing general partner

            By:  /s/ Peter F. Sullivan
                 ---------------------
            Name: Peter F. Sullivan
            Title:  Vice President

By:   Second Equity Partners, Inc.,
      its joint venturer

      By:  /s/ Peter F. Sullivan
           ---------------------
      Name: Peter F. Sullivan
      Title:  Vice President

WHEN RECORDED MAIL THIS DEED TO:
      Crosstown Ventures II, LLC
      c/o CFSC Capital Corp. LIV
      6000 Clearwater Drive
      Minnetonka, MN 55343
      Attn: Jon Lammers, Esq.
MAIL TAX STATEMENTS TO:
      Crosstown Ventures II, LLC
      c/o Ellis Partners, Inc.
      433 California Street, Suite 610
      San Francisco, CA 94104
      Attn: Melinda Ellis Evers
TITLE ORDER NO.
ESCROW NO.
-------------------------------------------------------------------------------

                                    SPACE ABOVE THIS LINE FOR RECORDERS USE

                                   GRANT DEED

THE UNDERSIGNED GRANTOR DECLARES

DOCUMENTARY TRANSFER TAX is not of public record and is shown on a separate sheet attached to this deed

            AND

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,

Hacienda Park Associates, a California general partnership (Grantor)

hereby GRANTS to Crosstown Ventures II, LLC, a Delaware limited liability company (Grantee) the  following  described  real  property in the City of

Pleasanton,  County of Alameda, State of California:

See Exhibit A attached hereto and incorporated herein by this reference (the Real Property). The conveyance hereunder is made subject to any and all matters of record or apparent from an inspection or survey of the Real Property as of the date hereof, including, without limitation, the Rider to Grantor's Deed (as defined hereinafter). For Grantor's title see Grant Deed dated December 23, 1987 recorded December 24, 1987 as Instrument No. 87-343225 with the Alameda County Official Records (Grantor's Deed).
Assessor's Parcel Number:

Date: November 20, 1998

                            HACIENDA PARK ASSOCIATES,
                        a California general partnership

                                    By:  PaineWebber Equity Partners Two
                                         Limited Partnership, its partner

                                         By: Second Equity Partners, Inc., its
                                             managing general partner

                                          By:  /s/ Peter F. Sullivan
                                               ---------------------
                                          Name: Peter F. Sullivan
                                          Title:  Vice President

                                    By:  Second Equity Partners, Inc.,
                                         its partner

                                          By:  /s/ Peter F. Sullivan
                                               ---------------------
                                          Name: Peter F. Sullivan
                                          Title:  Vice President

                                 Bill of Sale

      FOR VALUABLE CONSIDERATION, Hacienda Park Associates, a California general partnership (Seller), hereby sells and conveys on this 20th day of November, 1998, to Crosstown Ventures II, LLC, a Delaware limited liability company (Buyer), the following personal property located as described on Exhibit A attached hereto:

                  As set forth on Exhibit B attached hereto,

subject to personal property taxes not yet due and payable.

      This Bill of Sale shall bind and benefit Buyer and its successors and assigns.

      IN WITNESS WHEREOF, the undersigned has duly executed this Bill of Sale.

      SELLER:                       HACIENDA PARK ASSOCIATES,
                                    a California general partnership

                                    By:  PaineWebber Equity Partners Two
                                         Limited Partnership, its joint venturer

                                         By: Second Equity Partners, Inc., its
                                             managing general partner

                                          By:  /s/ Peter F. Sullivan
                                               ---------------------
                                          Name: Peter F. Sullivan
                                          Title:  Vice President


                                    By:  Second Equity Partners, Inc.,
                                         its joint venturer

                                          By:  /s/ Peter F. Sullivan
                                               ---------------------
                                          Name: Peter F. Sullivan
                                          Title:  Vice President

                                 Bill of Sale

      FOR VALUABLE CONSIDERATION, Hacienda Park Associates, a California general partnership (Seller), hereby sells and conveys on this 20th day of November, 1998, to CEP Gibraltar LLC, a Delaware limited liability company (Buyer), the following personal property located as described on Exhibit A attached hereto:

                  As set forth on Exhibit B attached hereto,

subject to personal property taxes not yet due and payable.

      This Bill of Sale shall bind and benefit Buyer and its successors and assigns.

      IN WITNESS WHEREOF, the undersigned has duly executed this Bill of Sale.

SELLER:                       HACIENDA PARK ASSOCIATES,
                              a California general partnership

                              By: PaineWebber Equity Partners Two Limited Partnership, its joint venturer

                                    By:   Second Equity Partners, Inc., its
                                          managing general partner

                                          By:  /s/ Peter F. Sullivan
                                               ---------------------
                                          Name: Peter F. Sullivan
                                          Title:  Vice President

                              By:   Second Equity Partners, Inc.,
                                    its joint venturer

                                          By:  /s/ Peter F. Sullivan
                                               ---------------------
                                          Name: Peter F. Sullivan
                                          Title:  Vice President

                             ASSIGNMENT OF CONTRACTS
                            AND ASSUMPTION AGREEMENT

      This ASSIGNMENT OF CONTRACTS AND ASSUMPTION AGREEMENT (this "Agreement") is made and entered into this 20th day of November, 1998, by and between Hacienda Park Associates, a California general partnership ("Assignor"), and Crosstown Ventures II, LLC, a Delaware limited liability company ("Assignee").

                                   WITNESSETH:

      1. Assignor, pursuant to that certain Joint Escrow Instructions and Purchase and Sale Agreement dated as of September 21, 1998, as amended by those certain Letter Agreements dated October 9, 1998, October 14, 1998 and October 21, 1998, and assigned pursuant to that certain Assignment and Assumption Agreement of even date herewith, between Assignor, Assignee and First American Title Company (collectively, the Purchase Agreement) regarding the sale of certain property known as Saratoga Center and located in Alameda County, Pleasanton, California (the "Property"), and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, does hereby sell, transfer, assign, convey, sign over and deliver to Assignee, without recourse, all right, title and interest of the Assignor in, to and under all of the contracts listed on Exhibit A attached hereto, and made a part hereof and all amendments, extensions and renewals thereof (the "Contracts").

      Assignee hereby accepts the foregoing assignment by Assignor and assumes all obligations of Assignor under the Contracts.

      2. Assignee shall indemnify, defend and hold Assignor harmless and free and clear against, and reimburse Assignor for, any damage, loss, cost, expense (including reasonable attorneys' fees), claim, liability, obligation or debt resulting from, arising out of or in any way related to (i) any obligations or liabilities of Assignor under the Contracts; and (ii) performance to be made by the Assignor under the Contracts. Assignee shall not have recourse to Assignor for any damage, loss, cost, expense (including reasonable attorneys' fees), claim, liability, obligation or debt resulting from, arising out of or in any way related to (i) any obligations or liabilities of Assignor under the Contracts; and (ii) performance to be made by the Assignor under the Contracts.

      3. This Agreement shall be governed by and construed in accordance with the laws of the State of California. The obligations pursuant to this Agreement shall survive the Close of Escrow (as defined in the Purchase Agreement).

      4. This Agreement may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both the Assignor and Assignee are not signatory to the same counterpart.

                 [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF this Agreement has been executed as of the date first above written.



ASSIGNOR:                           HACIENDA PARK ASSOCIATES,
                                    a California general partnership

                                    By:  PaineWebber Equity Partners Two
                                         Limited Partnership, its joint venturer

                                         By: Second Equity Partners, Inc., its
                                             managing general partner

                                          By:  /s/ Peter F. Sullivan
                                               ---------------------
                                          Name: Peter F. Sullivan
                                          Title:  Vice President

                                    By:  Second Equity Partners, Inc.,
                                         its joint venturer

                                          By:  /s/ Peter F. Sullivan
                                               ---------------------
                                          Name: Peter F. Sullivan
                                          Title:  Vice President

IN WITNESS WHEREOF this Agreement has been executed as of the date first above written.


ASSIGNEE:                                CROSSTOWN VENTURES II, LLC,
                                         a Delaware limited liability company


                                         By: CFSC Capital Corp. LIV, a
                                             Delaware corporation, its Manager

                                         By: /s/ Timothy S. Clark
                                             --------------------
                                         Name: Timothy S. Clark
                                         Title:  Vice President

                             ASSIGNMENT OF CONTRACTS
                            AND ASSUMPTION AGREEMENT

      This ASSIGNMENT OF CONTRACTS AND ASSUMPTION AGREEMENT (this "Agreement") is made and entered into this 20th day of November, 1998, by and between Hacienda Park Associates, a California general partnership ("Assignor"), and CEP Gibraltar LLC, a Delaware limited liability company ("Assignee").

                                   WITNESSETH:

      1. Assignor, pursuant to that certain Joint Escrow Instructions and Purchase and Sale Agreement dated as of September 21, 1998, as amended by those certain Letter Agreements dated October 9, 1998, October 14, 1998 and October 21, 1998, and assigned pursuant to that certain Assignment and Assumption Agreement of even date herewith, between Assignor, Assignee and First American Title Company (collectively, the Purchase Agreement) regarding the sale of certain property known as Gibraltar Center and located in Alameda County, Pleasanton, California (the "Property"), and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, does hereby sell, transfer, assign, convey, sign over and deliver to Assignee, without recourse, all right, title and interest of the Assignor in, to and under all of the contracts listed on Exhibit A attached hereto, and made a part hereof and all amendments, extensions and renewals thereof (the "Contracts").

      Assignee hereby accepts the foregoing assignment by Assignor and assumes all obligations of Assignor under the Contracts.

      2. Assignee shall indemnify, defend and hold Assignor harmless and free and clear against, and reimburse Assignor for, any damage, loss, cost, expense (including reasonable attorneys' fees), claim, liability, obligation or debt resulting from, arising out of or in any way related to (i) any obligations or liabilities of Assignor under the Contracts; and (ii) performance to be made by the Assignor under the Contracts. Assignee shall not have recourse to Assignor for any damage, loss, cost, expense (including reasonable attorneys' fees), claim, liability, obligation or debt resulting from, arising out of or in any way related to (i) any obligations or liabilities of Assignor under the Contracts; and (ii) performance to be made by the Assignor under the Contracts.

      3. This Agreement shall be governed by and construed in accordance with the laws of the State of California. The obligations pursuant to this Agreement shall survive the Close of Escrow (as defined in the Purchase Agreement).

      4. This Agreement may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both the Assignor and Assignee are not signatory to the same counterpart.

                 [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF this Agreement has been executed as of the date first above written.



ASSIGNOR:                     HACIENDA PARK ASSOCIATES,
                              a California general partnership

                              By: PaineWebber Equity Partners Two Limited Partnership, its joint venturer

                                    By:   Second Equity Partners, Inc., its
                                          managing general partner

                                          By:  /s/ Peter F. Sullivan
                                               ---------------------
                                          Name: Peter F. Sullivan
                                          Title:  Vice President


                              By:   Second Equity Partners, Inc.,
                                    its joint venturer

                                          By:  /s/ Peter F. Sullivan
                                               ---------------------
                                          Name: Peter F. Sullivan
                                          Title:  Vice President


      IN WITNESS WHEREOF this Agreement has been executed as of the date first above written.


ASSIGNEE:                     CEP GIBRALTAR LLC,
                              a Delaware limited liability company

                              By:   CEP Investors XI LLC,
                                    a Delaware limited liability company,
                                    its Member Manager

                                    By:   EPI Investors XI LLC,
                                          a California limited liability
                                          company, its Manager

                                          By:   Ellis Partners, Inc.,
                                                a California corporation,
                                                its Manager

                                                By:  /s/ Timothy S. Clark
                                                     --------------------
                                                Name:  Timothy S. Clark
                                                Title:  Vice President

              ASSIGNMENT OF TENANT LEASES AND ASSUMPTION AGREEMENT

      THIS ASSIGNMENT OF TENANT LEASES AND ASSUMPTION AGREEMENT (the Assignment) is executed and delivered on this 20th day of November, 1998, by and between Hacienda Park Associates, a California general partnership (Assignor) and Crosstown Ventures, II, LLC, a Delaware limited liability company (Assignee).

                                   WITNESSETH:

      Assignor has heretofore entered into certain tenant leases with tenants covering space in the buildings located on those certain tracts of land situated in Alameda County, commonly known as Saratoga Center and located in Pleasanton, California (the Property), as more particularly described on Exhibit "A" attached hereto and made a part hereof.

      Assignee desires to acquire from Assignor, and Assignor desires to sell and assign to Assignee, the Lessor's interest in all leases of the Property without recourse.

      NOW, THEREFORE, for and in consideration of the premises and the agreements and covenants herein set forth, together with the sum of Ten Dollars ($10.00) and other good and valuable consideration this day paid and delivered by Assignee to Assignor, the receipt and sufficiency of which by Assignor are hereby confessed and acknowledged, Assignor does hereby ASSIGN, TRANSFER, SET OVER, and DELIVER unto Assignee, without recourse, all of the leases listed on Exhibit B attached hereto (the Leases), and all of the rights, benefits, and privileges of the lessor thereunder (all such properties, rights, and interests, subject as aforesaid, being hereinafter collectively called the Assigned Leases), including the security deposits under the Leases as set forth in
Schedule 1 attached hereto.

      Such assignment of the Assigned Leases by Assignor to Assignee is made on the following terms and conditions:

      1. By its acceptance of the Assigned Leases, Assignee assumes and agrees to perform all of the terms, covenants, and conditions of the Assigned Leases on the part of the lessor therein required to be performed, including, but not limited to, the obligation to repay in accordance with the terms of the Assigned Leases to the lessees thereunder any security and prepaid rental deposits and agrees to indemnify, defend, save, and hold harmless Assignor from and against any and all loss, expense, liability, claims, or causes of action including without limitation reasonable attorney's fees and court costs, existing in favor of or asserted by the lessees under the Assigned Leases arising out of or relating to Assignee's failure to perform any of the obligations of the lessor under the Assigned Leases. Assignee shall not have any recourse against Assignor for any and all loss, expense, liability, claims, or causes of action including without limitation reasonable attorney's fees and court costs, existing in favor of or asserted by the lessees under the Assigned Leases.

      2. The Assignee hereby acknowledges the receipt of all security deposits under the Leases as set forth in Schedule 1 attached hereto.

      3. This Assignment shall be governed by the law of the State of California and all of the covenants, terms, and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. The obligations pursuant to this Assignment shall survive the delivery of the deed for the Property by Assignor to Assignee.

      4. This Assignment may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both the Assignor and Assignee are not signatory to the same counterpart.

                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Assignee and Assignor have executed this Assignment as of the date first written above.

ASSIGNOR:                           HACIENDA PARK ASSOCIATES,
                                    a California general partnership

                                    By:  PaineWebber Equity Partners Two
                                         Limited Partnership, its joint venturer

                                         By: Second Equity Partners, Inc., its
                                             managing general partner

                                          By:  /s/ Peter F. Sullivan
                                               ---------------------
                                          Name: Peter F. Sullivan
                                          Title:  Vice President


                                    By:  Second Equity Partners, Inc.,
                                         its joint venturer

                                          By:  /s/ Peter F. Sullivan
                                               ---------------------
                                          Name: Peter F. Sullivan
                                          Title:  Vice President

             ASSIGNMENT OF TENANT LEASES AND ASSUMPTION AGREEMENT

      THIS ASSIGNMENT OF TENANT LEASES AND ASSUMPTION AGREEMENT (the Assignment) is executed and delivered on this 20th day of November, 1998, by and between Hacienda Park Associates, a California general partnership (Assignor) and CEP Gibraltar LLC, a Delaware limited liability company (Assignee).

                                   WITNESSETH:

      Assignor has heretofore entered into certain tenant leases with tenants covering space in the buildings located on those certain tracts of land situated in Alameda County, known as Gibraltar Center and located in Pleasanton, California (the Property), as more particularly described on Exhibit "A" attached hereto and made a part hereof.

      Assignee desires to acquire from Assignor, and Assignor desires to sell and assign to Assignee, the Lessor's interest in all leases of the Property without recourse.

      NOW, THEREFORE, for and in consideration of the premises and the agreements and covenants herein set forth, together with the sum of Ten Dollars ($10.00) and other good and valuable consideration this day paid and delivered by Assignee to Assignor, the receipt and sufficiency of which by Assignor are hereby confessed and acknowledged, Assignor does hereby ASSIGN, TRANSFER, SET OVER, and DELIVER unto Assignee, without recourse, all of the leases listed on Exhibit B attached hereto (the Leases), and all of the rights, benefits, and privileges of the lessor thereunder (all such properties, rights, and interests, subject as aforesaid, being hereinafter collectively called the Assigned Leases), including the security deposits under the Leases as set forth in
Schedule 1 attached hereto.

      Such assignment of the Assigned Leases by Assignor to Assignee is made on the following terms and conditions:

      1. By its acceptance of the Assigned Leases, Assignee assumes and agrees to perform all of the terms, covenants, and conditions of the Assigned Leases on the part of the lessor therein required to be performed, including, but not limited to, the obligation to repay in accordance with the terms of the Assigned Leases to the lessees thereunder any security and prepaid rental deposits and agrees to indemnify, defend, save, and hold harmless Assignor from and against any and all loss, expense, liability, claims, or causes of action including without limitation reasonable attorney's fees and court costs, existing in favor of or asserted by the lessees under the Assigned Leases arising out of or relating to Assignee's failure to perform any of the obligations of the lessor under the Assigned Leases. Assignee shall not have any recourse against Assignor for any and all loss, expense, liability, claims, or causes of action including without limitation reasonable attorney's fees and court costs, existing in favor of or asserted by the lessees under the Assigned Leases.

      2. The Assignee hereby acknowledges the receipt of all security deposits under the Leases as set forth in Schedule 1 attached hereto.

      3. This Assignment shall be governed by the law of the State of California and all of the covenants, terms, and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. The obligations pursuant to this Assignment shall survive the delivery of the deed for the Property by Assignor to Assignee.

      4. This Assignment may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both the Assignor and Assignee are not signatory to the same counterpart.

                 [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Assignee and Assignor have executed this Assignment as of the date first written above.

ASSIGNOR:                     HACIENDA PARK ASSOCIATES,
                              a California general partnership

                              By: PaineWebber Equity Partners Two Limited Partnership, its joint venturer

                                    By:   Second Equity Partners, Inc., its
                                          managing general partner

                                          By:  /s/ Peter F. Sullivan
                                               ---------------------
                                          Name: Peter F. Sullivan
                                          Title:  Vice President


                              By:   Second Equity Partners, Inc.,
                                    its joint venturer

                                          By:  /s/ Peter F. Sullivan
                                               ---------------------
                                          Name: Peter F. Sullivan
                                          Title:  Vice President

IN WITNESS WHEREOF, Assignee and Assignor have executed this Assignment as of the date first written above.

ASSIGNEE:                     CEP GIBRALTAR LLC,
                              a Delaware limited liability company

                              By:   CEP Investors XI LLC,
                                    a Delaware limited liability company,
                                    its Member Manager

                                    By:   EPI Investors XI LLC,
                                          a California limited liability
                                          company, its Manager

                                          By:   Ellis Partners, Inc.,
                                                a California corporation,
                                                its Manager

                                                By:  /s/ Timothy S. Clark
                                                     --------------------
                                                Name:  Timothy S. Clark
                                                Title:  Vice President

ESTIMATED ESCROW SETTLEMENT STATEMENT FOR THE ACCOUNT OF HACIENDA PARK ASSOCIATES, IN CONNECTION WITH THE SALE OF THE REAL PROPERTY COMMONLY KNOWS AS "GIBRALTAR CENTER AND SARATOGA CENTER" HACIENDA BUSINESS PARK, IN THE CITY OF PLEASANTON, COUNTY OF ALAMEDA, STATE OF CALIFORNIA.

                           ESCROW NUMBER: SP284210

               ESTIMATED ESCROW SETTLEMENT DATE: 20 NOVEMBER 98



                                                DEBIT:              CREDIT:
                                                ------              -------

SALES PRICE (GIBRALTAR):                                      $11,750,000.00

SALES PRICE (SARATOGA):                                        13,250,000.00

REIMBURSE SELLER FOR SURVEY:
  ($31,000.00)                                                     15,500.00

SECURITY DEPOSITS GIBRALTAR::                      $0.00
SECURITY DEPOSITS SARATOGA:                    40,200.00
KEY DEPOSITS SARATOGA:                            720.00

PRORATE "EXPENSES" FROM 20 NOV 98
  TO 01 DEC 98:                                                     1,157.37

PRORATE "EXPENSES" FROM 20 NOV 98
  TO 01 DEC 98:                                                     2,432.20

PRORATE RENTS FROM 20 NOV 98 TO
  01 DEC 98:                                   35,971.99

PRORATE RENTS FROM 20 NOV 98 TO
  01 DEC 98:                                   91,249.84

PRORATA TAXES FROM COE TO 1-1-99:
  APN 941-2763-021                                                 18,864.92
  APN 941-2763-016:                                                12,651.37
  APN 941-2763-020:                                                28,902.54

PAY:  PRUDENTIAL INSURANCE:
     ESTIMATED DUE 11-17-98:               $3,769,033.69
     INTEREST @$837.36/DAY
     THRU 11-19-98: (3 DAYS)                    2,512.08
     TRUSTEE/RECORDING FEE:                        74.00

PAY:  C/B RICHARD ELLIS: COMMISSION:
     GIBRALTAR:                                88,125.00
     SARATOGA:                                162,706.00




PAY:  FIRST AMERICAN TITLE:
             TRANSFER TAX:                     14,575.00
              TRANSFER TAX:                    12,925.00


PAY:  HACIENDA PARK ASSOCIATES:            20,861,415.80
                                          --------------       --------------

TOTAL:                                    $25,079,508.40       $25,079,508.40
                                          ==============       ==============

HACIENDA PARK ASSOCIATES

BY:  /s/ Peter F. Sullivan
     ---------------------